CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116
                                          Securities Act file number:  333-72828
                                                                CIK # 0001157379




               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116

                 BOYAR FORGOTTEN FORTY, 2002 PORTFOLIO, SERIES 1





                                     [LOGO]

                                    CLAYMORE





          A portfolio of 40 stocks selected based upon the research of
                   Mark Boyar & Company's Asset Analysis Focus
                          seeking capital appreciation.









                                   Prospectus
                                December 18, 2001


     As with any investment, the Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any contrary representation is a criminal offense.

------------------
INVESTMENT SUMMARY
------------------


                              INVESTMENT OBJECTIVE

  The trust seeks to provide capital appreciation by investing in a portfolio of the 40 stocks selected based upon the research of Mark Boyar & Company's Asset Analysis Focus on December 18, 2001, for its Forgotten Forty.


      -----------------------------------------------------------------

                            PORTFOLIO DIVERSIFICATION

                       CONSUMER, CYCLICAL          30.0%
                       CONSUMER, NON-CYCLICAL      30.0%
                       COMMUNICATIONS              22.5%
                       FINANCIALS                   7.5%
                       INDUSTRIALS                  5.0%
                       BASIC MATERIALS              2.5%
                       TECHNOLOGY                   2.5%

      -----------------------------------------------------------------


                               INVESTMENT STRATEGY

  The trust is part of a long-term investment strategy that seeks to offer a convenient way to apply the Boyar's Forgotten Forty strategy over time. Each December, Mark Boyar & Company, Inc. chooses forty stocks from its "Asset Analysis Focus," which is Boyar's institutionally-oriented research service, and publishes them in The Forgotten Forty.

  In selecting the Forgotten Forty, Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived worth. While Boyar employs traditional research techniques, they also seek attributes often overlooked by the investment community. Typically, Boyar's Asset Analysis Focus discovers value by employing one or more of the following investment strategies:

  *  Hidden Asset Method;

  *  Business Value Method;

  *  Undervalued Franchises;

  *  Net Working Capital;

  *  "Fallen Angels"; or

  *  Corporate Restructuring.

In addition to the investment strategies listed above, Mark Boyar & Company also may include other strategies when selecting its stocks, such as low price/earnings ratios, low prices/cash flow ratios, or free cash flow. Ultimately, the stocks selected as "The Boyar Forgotten Forty" may exhibit one or more time-sensitive catalysts or "triggers" including:

  *  Corporate Buy-Backs;

  *  Restructuring;

  *  Spin-Offs; or

  *  Corporate Governance.

  Boyar doesn't necessarily choose the most undervalued stocks in the "AAF Universe" for the Forgotten Forty. Rather, they choose the forty stocks in the "AAF Universe" which Boyar feels have the best chance of performing well in the coming calendar year. At any given time, there are approximately 100 stocks in the AAF Universe (there is an actual list that changes over time). Boyar has either written an in depth report on each stock in the AAF Universe that has been published and sent to subscribers of AAF or, in a newly instituted service, has alerted subscribers through a brief notification of new stocks added to the AAF Universe. Mark Boyar & Company is not a sponsor of the trust.


2     Investment Summary

                                 PRINCIPAL RISKS

  As with all investments, you can lose money by investing in this trust. The trust also might not perform as well as you expect. This can happen for reasons such as these:

  * STOCK PRICES CAN BE VOLATILE. The value of your investment may fall over time.

  * WE DO NOT ACTIVELY MANAGE THE PORTFOLIO. The trust will generally hold, and may continue to buy, the same stocks even though the stock's outlook or its market value or yield may have changed.

  * Many of the stocks in the portfolio are issued by consumer products companies. These include companies that make and distribute items such as clothing, appliances, food products and other consumer goods. NEGATIVE DEVELOPMENTS IN THE CONSUMER PRODUCTS INDUSTRY WILL AFFECT THE VALUE OF YOUR INVESTMENT.

  * THE TRUST INVESTS IN STOCKS OF SMALL COMPANIES. These stocks often involve more investment risk than stocks of larger companies because they have fewer shares regularly traded and this causes greater price volatility.


                                MARKET FOR UNITS

  The sponsor intends to repurchase units at a price based on their net asset value. If we decide to discontinue the policy of repurchasing units, you can redeem units through the trustee, at a price determined using the same formula.


                                WHO SHOULD INVEST

  You should consider this investment if you:

  * want to own a defined portfolio of stocks selected based on potential stock price performance over the next six to twelve months.

  *  seek capital appreciation.

  * want to pursue a long-term investment strategy based on successive recommendations of potential six to twelve month stock price performance.

  You should not consider this investment if you:

  *  are uncomfortable with the trust's strategy.

  *  are uncomfortable with the risks of an unmanaged investment in stocks.

  *  want current income or capital preservation.



                                                        Investment Summary     3

      -----------------------------------------------------------------

                              ESSENTIAL INFORMATION
                              ----------------------

      UNIT PRICE AT INCEPTION                                    $10.00

      INCEPTION DATE                                  December 18, 2001
      TERMINATION DATE                                   March 18, 2003

      DISTRIBUTION DATES                    15th day of January, April,
                                                       July and October
      RECORD DATES                           1st day of January, April,
                                                       July and October

      CUSIP NUMBERS
      Cash distributions (all accounts)                       183845106
      Reinvested distributions
        Standard Accounts                                     183845114
        Wrap Fee Accounts                                     183845122

      MINIMUM INVESTMENT
      Standard accounts                                $1,000/100 units

      Retirement accounts and
      custodial accounts for minors                       $250/25 units

      -----------------------------------------------------------------


                                FEES AND EXPENSES

  The amounts below are estimates of the direct and indirect expenses that you may incur based on a $10 unit price. Actual expenses may vary.

                                             AS A %
                                           OF $1,000
        INVESTOR FEES                       INVESTED
        -------------                      ---------
INITIAL SALES FEE PAID ON PURCHASE            1.00%
DEFERRED SALES FEE IN FIRST YEAR(1)           1.95
CREATION AND DEVELOPMENT FEE(2)               0.30
                                             ------
MAXIMUM SALES FEES (including
  creation and development)                   3.25%
                                             ======
ORGANIZATION COSTS (amount per 100
  units paid by trust at end of initial
  offering period)                           $3.00
                                             ======

                                       AS A %        AMOUNT
       ANNUAL FUND                   OF $1,000        PER
    OPERATING EXPENSES                INVESTED     100 UNITS
    ------------------               ---------     ---------
Trustee's fee and expenses             0.095%        $0.95
Supervisory and
  evaluation fees                      0.065          0.65
Other Operating Expenses
  (including licensing fees)           0.105          1.05
                                       ------        -----
     Total                             0.265%        $2.65
                                       ======        =====

(1) The deferred sales fee is fixed at $0.195 per unit and is deducted in monthly installments of $0.039 per unit on the last business day of each month from March 2002 through July 2002.

(2) The creation and development fee compensates the sponsor for creating and developing your trust. The actual creation and development fee is $3.00 per 100 units and is paid to the sponsor at the close of the initial public offering period, which is expected to be ninety days from the inception date. If the unit price exceeds $10.00 per unit, the creation and development fee will be less than 0.30%; if the unit price is less than $10.00 per unit, the creation and development fee will exceed 0.30%.


                                     EXAMPLE

  This example helps you compare the costs of this trust with other unit trusts and mutual funds. In the example we assume that you reinvest your investment in a new trust each year, the expenses do not change and the trust's annual return is 5%. Your actual returns and expenses will vary. Based on these assumptions, you would pay these expenses for every $10,000 you invest:

   1 year           $  385
   3 years          $  973
   5 years          $1,586
   10 years         $3,243

  These amounts are the same regardless of whether you sell your investment at the end of a period or continue to hold your investment. The example does not consider any transaction fees that broker-dealers may charge for processing redemption requests.


4     Investment Summary

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116
THE TRUST PORTFOLIO AS OF THE INITIAL DATE OF DEPOSIT, DECEMBER 18, 2001

Ticker        Company                                                  Initial      Price per       Cost to
Symbol         Name(1)                           Industry               Shares        Share     Portfolio(2)(3)
---------------------------------------------------------------------------------------------------------------
AXP       American Express Company          Financial                     113        $33.15       $  3,746
T         AT&T Corporation                  Communications                223         17.02          3,795
AVL       Aviall, Inc                       Consumer, Cyclical            512          7.40          3,789
BMY       Bristol-Myers Squibb Co.          Consumer, Non-cyclical         74         50.15          3,711
BWS       Brown Shoe Company                Consumer, Cyclical            248         15.35          3,807
CVC       Cablevision Systems Corp          Communications                 87         43.50          3,785
CCL       Carnival Corporation              Consumer, Cyclical            141         26.83          3,783
CDI       CDI Corporation                   Consumer, Non-cyclical        186         20.19          3,755
CD        Cendant Corporation               Consumer, Non-cyclical        196         19.05          3,734
CHE       Chemed Corporation                Consumer, Non-cyclical        114         33.70          3,842
CMCSA     Comcast Corporation               Communications                 96         39.05          3,749
DCN       Dana Corporation                  Consumer, Cyclical            278         13.65          3,795
DJ        Dow Jones & Co.                   Communications                 73         51.62          3,768
DSPG      DSP Group, Inc.                   Industrial                    171         22.10          3,779
ETH       Ethan Allen Interiors Inc.        Consumer, Cyclical             96         39.05          3,749
HHS       Harte-Hanks, Inc.                 Communications                143         26.24          3,752
HLT       Hilton Hotels Corporation         Consumer, Cyclical            371         10.06          3,732
JPM       J.P. Morgan Chase & Co.           Financial                     102         36.70          3,743
KEY       KeyCorp                           Financial                     160         23.45          3,752
LTRE      Learning Tree Int'l.              Consumer, Non-cyclical        143         26.05          3,725
LTD       Limited, Inc.                     Consumer, Cyclical            273         13.89          3,792
HCR       Manor Care, Inc.                  Consumer, Non-cyclical        169         22.35          3,777
MDP       Meredith Corporation              Communications                108         34.80          3,758
MGG       MGM Mirage                        Consumer, Cyclical            137         27.38          3,751
MDS       Midas Inc.                        Consumer, Non-cyclical        314         12.00          3,768
NMG/A     Neiman-Marcus Group Inc.          Consumer, Cyclical            131         28.55          3,740
PAS       PepsiAmericas Inc.                Consumer, Non-cyclical        286         13.20          3,775
PYX       Playtex Products, Inc             Consumer, Non-cyclical        378          9.80          3,704
RDA       Readers Digest Assoc.             Communications                170         22.12          3,760
RUS       Russ Berrie & Co.                 Consumer, Non-cyclical        127         29.90          3,797
SHW       Sherwin-Williams Co.              Basic Materials               139         27.29          3,793
SPGLA     Spiegel Inc.                      Consumer, Cyclical            789          4.74          3,740
HOT       Starwood Hotels & Resorts         Consumer, Cyclical            136         27.47          3,736
TMO       Thermo Electron Corporation       Industrial                    168         22.10          3,713
TOY       Toys R Us Inc.                    Consumer, Cyclical            187         20.00          3,740
TUP       Tupperware Corporation            Consumer, Non-cyclical        202         18.52          3,741
V         Vivendi Universal                 Communications                 72         52.10          3,751
VOL       Volt Information Sciences         Consumer, Non-cyclical        237         16.05          3,804
DIS       Walt Disney Company               Communications                181         20.79          3,763
XRX       Xerox Corp.                       Technology                    436          8.60          3,750
                                                                                                  --------
                                                                                                  $150,444
                                                                                                  ========

----------
(1) All securities are represented entirely by contracts to purchase securities, which were entered into by the sponsor on December 17, 2001. All contracts for securities are expected to be settled by the initial settlement date for the purchase of units.
(2) Valuation of securities by the Evaluator was made using the market value per share as of the Evaluation Time on December 17, 2001. Subsequent to inception, securities are valued, for securities quoted on a national securities exchange or Nasdaq National Market System, at the closing sales price, or if no price exists at the mean between bid and offer prices on the over-the-counter market.
(3) There was a $245 loss to the sponsor on the Initial Date of Deposit.


                                                        Investment Summary     5

-----------------------------
UNDERSTANDING YOUR INVESTMENT
-----------------------------


                                HOW TO BUY UNITS

  You can buy units of the trust on any business day by contacting your financial professional. Unit prices are available daily on the Internet at WWW.CLAYMORESECURITIES.COM. The unit price includes:

  *  the value of the stocks,

  *  the initial sales fee, and

  *  cash and other net assets in the portfolio.

  We often refer to the purchase price of units as the "offer price." We must receive your order to buy units prior to the close of the New York Stock Exchange (normally 4:00 p.m. Eastern time) to give you the price for that day. If we receive your order after this time, you will receive the price computed on the next business day.

  RETIREMENT ACCOUNTS. The portfolio may be suitable for purchase in tax-advantaged retirement accounts. You should contact your financial professional about the accounts offered and any additional fees imposed. In addition, you can invest in a Claymore UIT retirement account directly with the trustee. We reduce the minimum investment to only $250 for these accounts. Please contact The Bank of New York for more information and an application. The trustee will assess an annual fee per account (currently $12) which can be deducted from your account if do not wish to pay it separately.

  VALUE OF THE STOCKS. We determine the value of the stocks as of the close of the New York Stock Exchange on each day that exchange is open.

  Pricing the Stocks. We generally determine the value of stocks using the last sale price for stocks traded on a national securities exchange or the Nasdaq Stock Market. In some cases we will price a stock based on the last asked or bid price in the over-the-counter market or by using other recognized pricing methods. We will only do this if a stock is not principally traded on a national securities exchange or the Nasdaq Stock Market, or if the market quotes are unavailable or inappropriate.

  The trustee determined the initial prices of the stocks shown in "The Portfolio" in this prospectus. The trustee determined these initial prices as described above at the close of the New York Stock Exchange on the business day before the date of this prospectus. On the first day we sell units we will compute the unit price as of the close of the New York Stock Exchange or the time the registration statement filed with the Securities and Exchange Commission becomes effective, if later.

  Organization Costs. During the initial offering period, part of your purchase price includes a per unit amount sufficient to reimburse us for a portion of the costs of creating your trust. These costs include the costs of preparing the registration statement and legal documents, federal and state registration fees and the initial fees and expenses of the trustee. Your trust will sell stocks to reimburse us for these costs at the end of the initial offering period or after six months, if earlier.

  TRANSACTIONAL SALES FEE. You pay a fee when you buy units. We refer to this fee as the "transactional sales fee." The total transactional


6     Understanding Your Investment
sales fee equals 2.95% of your unit price at the time of purchase. To keep your money working longer, we defer payment of $0.195 of this fee per unit. Your trust accrues part of this fee each day as described on page four. You pay the remaining transactional sales fee at the time you buy units (approximately 1.00% of your unit price). The transactional sales fee does not include the creation and development fee which is described under "Expenses."

  REDUCING YOUR SALES FEE. We offer a variety of ways for you to reduce the transactional sales fee you pay. It is your financial professional's responsibility to alert us of any discount when you order units. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of any discounts. However, if you are eligible to receive a discount such that your total transactional sales fee is less than the fixed dollar amount of the deferred sales fee, we will credit you the difference between your total transactional sales fee and the deferred sales fee at the time you buy units.

  Large Purchases. You can reduce your transactional sales fee by increasing the size of your investment:

     If you purchase:        Your fee will be:
     ----------------        -----------------
     Less than $50,000             2.95%
     $50,000 - $99,999             2.70
     $100,000 - $249,999           2.45
     $250,000 - $499,999           2.20
     $500,000 - $999,999           1.95
     $1,000,000 or more            1.20

  For transactions of at least $1,000,000 or more, the sponsor may negotiate the applicable sales charge and such charges will be disclosed to any such purchaser.

  We apply these fees as a percent of the unit price at the time of purchase and these amounts do not include the creation and development fee. We also apply the different purchase levels on a unit basis using a $10 unit equivalent. For example, if you purchase between 10,000 and 24,999 units, your fee is 2.45% of your unit price.

  You may AGGREGATE unit purchases by the same person on any single day from any one broker-dealer to qualify for a purchase level. You can include these purchases as your own for purposes of this aggregation:

  *  purchases by your spouse or minor children and

  *  purchases by your trust estate or fiduciary accounts.

  You may also use a LETTER OF INTENT to combine purchases over time to qualify for a purchase level. Under this option, you must give us a letter of intent to purchase a specified amount of units of any Claymore unit trust over a specified time period. The letter must specify a time period of no more than 13 months. Once you sign a letter of intent, we will reduce your fee based on your total purchase commitment as shown in the table above. If your purchases exceed the level specified in your letter, you will still receive the additional fee reduction for your purchases shown in the table above (we will not cap your discount). If your total purchases are less than the level specified in your letter, you must pay the fee difference to us. We reserve the right to redeem your units if you do not pay the difference.

  The discounts described above apply only during the initial offering period.


                                             Understanding Your Investment     7

  Advisory and Wrap Fee Accounts. We reduce your transactional sales fee for purchases made through registered investment advisers, certified financial planners or registered broker-dealers who charge periodic fees in lieu of commissions or who charge for financial planning or for investment advisory or asset management services or provide these services as part of an investment account where a comprehensive "wrap fee" is imposed. We reduce your fee by the amount of the fee that we would normally pay to your financial professional.
You pay only the portion of the transactional sales fee that the sponsor retains. This table provides an example of the transactional sales fee you will pay per unit if you purchase units in this type of account.

     Fee paid on purchase           $0.000
     Deferred sponsor retention      0.070
                                    ------
        Total                       $0.070
                                    ======

  Units will also be subject to all trust expenses, including the creation and development fee. This discount applies during the initial offering period and in the secondary market. Your financial professional may purchase units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, we do not require that you buy units with this CUSIP number to qualify for the discount. If you purchase units with this special CUSIP number, you should be aware that all distributions will automatically reinvest into additional units of your trust.

  Exchange or Rollover Option. We waive the initial sales fee on units of the trust offered in this prospectus if you buy your units with redemption or termination proceeds from any other Claymore unit trust. These discounts apply only during the initial offering period.

  Unaffiliated UITs. Investors in any unaffiliated unit trust that have purchased their investment within a five-year period prior to the date of this prospectus can purchase units of the trust in an amount not greater in value than the amount of said investment made during this five-year period at a reduced sales charge of 1.95% of the public offering price.

  Employees. We do not charge the transactional sales fee that we would normally pay to your financial professional for purchases made by officers, directors and employees and their family members (spouses, children and parents) of Claymore and its affiliates; officers, directors, and employees and their family members (spouses, children and parents) of Mark Boyar & Company and its affiliates and of the special counsel to the sponsor; or by registered representatives of selling firms and their family members (spouses, children and parents). You pay only the portion of the fee that the sponsor retains. You may purchase units with the Wrap Fee Account CUSIP number to facilitate purchases under this discount, however, we do not require that you buy units with this CUSIP number to qualify for the discount. If you purchase units with this special CUSIP number, you should be aware that all distributions will automatically reinvest into additional units of your trust. This discount applies during the initial offering period and in the secondary market.

  Dividend Reinvestment Plan. We do not charge any transactional sales fee when you reinvest distributions from your trust into additional units of the trust. Since the deferred sales fee is a fixed dollar amount per unit, your trust must charge the deferred sales fee per unit regardless of this discount. If you elect the distribution reinvestment plan, we will credit you with additional units with a dollar value


8     Understanding Your Investment
sufficient to cover the amount of any remaining deferred sales fee that will be collected on such units at the time of reinvestment. The dollar value of these units will fluctuate over time. This discount applies during the initial offering period and in the secondary market.


                             HOW TO SELL YOUR UNITS

  You can sell your units on any business day by contacting your financial professional or, in some cases, the trustee. Unit prices are available daily on the Internet at WWW.CLAYMORESECURITIES.COM or through your financial professional. We often refer to the sale price of units as the "bid price."
You pay any remaining deferred sales fee when you sell or redeem your units. Certain broker-dealers may charge a transaction fee for processing unit redemption or sale requests.

  SELLING UNITS. We intend to, but are not obligated to, maintain a secondary market for units. This means that if you want to sell your units, we may buy them at the current price. We may then resell the units to other investors at the public offering price or redeem them for the redemption price. Our secondary market repurchase price is generally the same as the redemption price. Certain broker-dealers might also maintain a secondary market in units. You should contact your financial professional for current unit prices to determine the best price available. We may discontinue our secondary market at any time without notice. Even if we do not make a market, you will be able to redeem your units with the trustee on any business day for the current price.

  REDEEMING UNITS. You may also be able to redeem your units directly with the trustee, The Bank of New York, on any day the New York Stock Exchange is open. The trustee must receive your completed redemption request prior to the close of the New York Stock Exchange for you to receive the unit price for a particular day. (For what constitutes a completed redemption request, see "Purchase, Redemption and Pricing of Units-Redemption" in the Information Supplement.) If your request is received after that time or is incomplete in any way, you will receive the next price computed after the trustee receives your completed request. Rather than contacting the trustee directly, your financial professional may also be able to redeem your units by using the Investors' Voluntary Redemptions and Sales (IVORS) automated redemption service offered through Depository Trust Company.

  If you redeem your units, the trustee will generally send you a payment for your units no later than seven days after it receives all necessary documentation (this will usually only take three business days). The only time the trustee can delay your payment is if the New York Stock Exchange is closed (other than weekends or holidays), the Securities and Exchange Commission determines that trading on that exchange is restricted or an emergency exists making sale or evaluation of the stocks not reasonably practicable, and for any other period that the Securities and Exchange Commission permits.

  To redeem your units which are evidenced by registered certificates, if any, you must send the trustee any certificates for your units. You must properly endorse your certificates or sign a written transfer instrument with a signature guarantee. The trustee may require additional documents such as a certificate of corporate authority, trust documents, a death certificate, or an appointment as executor, administrator or


                                             Understanding Your Investment     9
guardian. The trustee cannot complete your redemption or send your payment to you until it receives all of these documents in completed form.

  You can request an in-kind distribution of the stocks underlying your units if you own units worth at least $25,000 or you originally paid at least that amount for your units. This option is generally available only for stocks traded and held in the United States. The trustee will make any in-kind distribution of stocks by distributing applicable stocks in book entry form to the account of your financial professional at Depository Trust Company. You will receive whole shares of the applicable stocks and cash equal to any fractional shares. You may not request this option in the last 30 days of your trust's life. We may discontinue this option at any time without notice.

  EXCHANGE OPTION. You may be able to exchange your units for units of other Claymore unit trusts at a reduced sales fee. You can contact your financial professional or Claymore for more information about trusts currently available for exchanges. Before you exchange units, you should read the prospectus carefully and understand the risks and fees. You should then discuss this option with your financial professional to determine whether your investment goals have changed, whether current trusts suit you and to discuss tax consequences. To qualify for a reduced sales fee, you must purchase units in a subsequent trust on the same day that you redeem units of your current trust. We may discontinue this option at any time.


                                  DISTRIBUTIONS

  QUARTERLY DIVIDENDS. Your trust generally pays dividends from its net investment income along with any excess capital on each quarterly distribution date to unitholders of record on the preceding record date. You can elect to:

  *  reinvest distributions in additional units of your trust at no fee, or

  *  receive distributions in cash.

  You may change your election by contacting your financial professional or the trustee. Once you elect to participate in a reinvestment program, the trustee will automatically reinvest your distributions into additional units at their net asset value on the distribution date. We waive the sales fee for reinvestments into units of your trust. We cannot guarantee that units will always be available for reinvestment. If units are unavailable, you will receive cash distributions. We may discontinue these options at any time without notice.

  In some cases, your trust might pay a special distribution if it holds an excessive amount of principal pending distribution. For example, this could happen as a result of a merger or similar transaction involving a company whose stock is in your portfolio. The amount of your distributions will vary from time to time as companies change their dividends or trust expenses change.

  REINVEST IN YOUR TRUST. You can keep your money working by electing to reinvest your distributions in additional units of your trust. The easiest way to do this is to have your financial professional purchase units with one of the Reinvestment CUSIP numbers listed in the "Investment Summary" section of this prospectus. You may also make or change your election by contacting your financial professional or the trustee.


10     Understanding Your Investment

  REPORTS. The trustee will send your financial professional a statement showing income and other receipts of your trust for each distribution. Each year the trustee will also provide an annual report on your trust's activity and certain tax information. You can request copies of stock evaluations to enable you to complete your tax forms and audited financial statements for your trust, if available.


                                INVESTMENT RISKS

  All investments involve risk. This section describes the main risks that can impact the value of the stocks in your portfolio. You should understand these risks before you invest. If the value of the stocks falls, the value of your units will also fall. We cannot guarantee that your trust will achieve its objective or that your investment return will be positive over any period.

  MARKET RISK is the risk that the value of the stocks will fluctuate. This could cause the value of your units to fall below your purchase price. Market value fluctuates in response to various factors. These can include changes in interest rates, inflation, the financial condition of the stock's issuer or even perceptions of the issuer. Even though we carefully supervise your portfolio, you should remember that we do not manage your portfolio. Your trust will not sell a stock solely because the market value falls as is possible in a managed fund.

  CONCENTRATION RISK is that your portfolio is more likely to be negatively impacted because it concentrates in a particular type of stock. When a certain type of stock makes up more than 25% of a trust, the trust is considered to be "concentrated" in that stock type. Your portfolio currently concentrates in consumer products companies. Before you invest in consumer products companies, you should understand that:

  * The economic health of consumers has a significant impact on spending on consumer products. A weak economy and its effect on consumer spending would adversely affect consumer products companies.

  *  These companies encounter

     > cyclical revenues and earnings that can vary significantly at different times of the year and

     >  extensive competition.

  *  Operating results and stock price performance can be hurt by

     >  changing consumer tastes,

     >  product liability litigation, and

     >  increased governmental regulation.

  SMALL COMPANIES often involve more investment risk than stocks of larger companies. Small companies may have limited product lines, markets or financial resources. These companies may lack management depth or experience and may depend heavily on key personnel. These stocks may be less liquid and have less information about their business available to the public. These stocks also tend to be more vulnerable to adverse economic or market developments than larger company stocks. Small companies may invest in, distribute or make products that have only recently been introduced.



                                            Understanding Your Investment     11

                            THE BOYAR FORGOTTEN FORTY

  Before the start of each year, Mark Boyar & Company ("Boyar") compiles a list of stocks called the Forgotten Forty that includes overlooked or out-of-favor companies. Boyar seeks out intrinsically undervalued companies that are selling at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets, upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

  This "buy and hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. Boyar believes that reducing the number of transactions generated by profit taking, all the money invested is still working or compounding, for a better return until future tax liability is incurred.

  There is an advantage to the "buy and hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a "buy and hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

  To hasten the recognition factor of an intrinsically undervalued company's shares in the marketplace, Boyar also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. Boyar generally will feature companies whose shares:

  *  are not widely held by institutions; or

  *  are not closely followed by investments analysts; or

  * may have plummeted in value because they failed to meet analysts' earnings expectations because Boyar believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

  Boyar employs a variety of different investment strategies to uncover investment opportunities for the Forgotten Forty including the following:


12     Understanding Your Investment

1.  Hidden Assets

  "Hidden" assets are assets whose current values are undervalued on a company's financial statements - a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. Boyar adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

2.  Underpriced Businesses

  Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, Boyar considers the subject company's historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. Boyar's findings help place an appropriate value on the shares of the subject company.

3.  Undervalued Franchises

  A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

4.  Selling For Less Than Net Working Capital

  The minimum liquidation value of a company is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

5.  "Fallen Angels"

  Well known companies, that were once the "darlings" of Wall Street, may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. Boyar may feature shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

6.  Restructuring Plays, Breakups and Spin-offs

  A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying net asset value. This is in part because this new entity is not immediately followed by Wall


                                            Understanding Your Investment     13

Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult-to-analyze conglomerate.

7.  Bankruptcies

  An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

8.  Under-Followed Companies

  Boyar normally invests in the equity of companies not widely held by institutions or closely followed by other investment analysts. Boyar believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

9.  Low Price-to-Earnings Ratios

  Boyar believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price-to-earnings ratio.

10.  Large Free Cash Flows

  Boyar favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

11.  Insider Ownership

  Boyar evaluates the common equity of companies whose executives hold large amounts of the company's stock. Significant insider ownership of a company's shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. Boyar evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company.

  In making research selections, the Forgotten Forty also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies.


                               HOW THE TRUST WORKS

  YOUR TRUST. Your trust is a unit investment trust registered under the Investment Company


14     Understanding Your Investment

Act of 1940 and the Securities Act of 1933. We created the trust under a trust agreement between Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee). To create your trust, we deposited contracts to purchase stocks with the trustee along with an irrevocable letter of credit or other consideration to pay for the stocks. In exchange, the trustee delivered units of your trust to us. Each unit represents an undivided interest in the assets of your trust. These units remain outstanding until redeemed or until your trust terminates.

  CHANGING YOUR PORTFOLIO. Your trust is not a managed fund. Unlike a managed fund, we designed your portfolio to remain relatively fixed after its inception. Your trust will generally buy and sell stocks:

  *  to pay expenses,

  *  to issue additional units or redeem units,

  *  in limited circumstances to protect the trust,

  * to make required distributions or avoid imposition of taxes on the trust, or

  *  as permitted by the trust agreement.

  Your trust will generally reject any offer for securities or property other than cash in exchange for the stocks in its portfolio. However, if a public tender offer has been made for a stock or a merger or acquisition has been announced affecting a stock, your trust may either sell the stock or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. If your trust receives securities or property other than cash, it may either hold the securities or property in its portfolio or sell the securities or property and distribute the proceeds. For example, this could happen in a merger or similar transaction.

  We will increase the size of your trust as we sell units. When we create additional units, we will seek to replicate the existing portfolio. When your trust buys stocks, it will pay brokerage or other acquisition fees. You could experience a dilution of your investment because of these fees and fluctuations in stock prices between the time we create units and the time your trust buys the stocks. When your trust buys or sells stocks, we may direct that it place orders with and pay brokerage commissions to brokers that sell units or are affiliated with your trust. We may consider whether a firm sells units of our trusts when we select firms to handle these transactions.

  AMENDING THE TRUST AGREEMENT. Claymore and the trustee can change the trust agreement without your consent to correct any provision that may be defective or to make other provisions that will not adversely affect your interest (as determined by Claymore and the trustee). We cannot change this agreement to reduce your interest in your trust without your consent. Investors owning two-thirds of the units in your trust may vote to change this agreement.

  TERMINATION OF YOUR TRUST. Your trust will terminate no later than the termination date listed in the "Investment Summary" section of this prospectus. The trustee may terminate your trust early if the value of the trust is less than 20% of the original value of the stocks in the trust at the time of deposit. At this size, the


                                            Understanding Your Investment     15
expenses of your trust may create an undue burden on your investment. Investors owning two-thirds of the units in your trust may also vote to terminate the trust early. We may also terminate your trust in other limited circumstances.

  The trustee will notify you of any termination and sell any remaining stocks. The trustee will send your final distribution to you within a reasonable time following liquidation of all the stocks after deducting final expenses. Your termination distribution may be less than the price you originally paid for your units. You may be able to request an in-kind distribution of the stocks underlying your units at termination. Please refer to the section entitled "How to Sell Your Units-Redeeming Units" for information on in-kind distributions.

  CLAYMORE. We are an investment banking firm created in 1995. In November 2001, we changed our name from Ranson & Associates, Inc. to Claymore Securities, Inc. During our history we have been active in public and corporate finance and have distributed bonds, mutual funds and unit trusts in the primary and secondary markets. We are a registered broker-dealer and member of the National Association of Securities Dealers, Inc. If we fail to or cannot perform our duties as sponsor or become bankrupt, the trustee may replace us, continue to operate your trust without a sponsor, or terminate your trust. You can contact us at our headquarters at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241 or by using the contacts listed on the back cover of this prospectus.

  Claymore and your trust have adopted a code of ethics requiring Claymore's employees who have access to information on trust transactions to report personal securities transactions. The purpose of the code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to your trust.

  THE TRUSTEE. The Bank of New York is the trustee of your trust. It is a trust company organized under New York law. You can contact the trustee by calling the telephone number on the back cover of this prospectus or write to Unit Investment Trust Division, 101 Barclay Street, 20th Fl., New York, New York 10286. We may remove and replace the trustee in some cases without your consent. The trustee may also resign by notifying Claymore and investors.

  HOW WE DISTRIBUTE UNITS. We sell units to the public through broker-dealers and other firms. We pay part of the sales fee to these distribution firms when they sell units. The distribution fee during the initial offering period is as follows:

     If a firm distributes:     It will earn:
     ---------------------      ------------
     Less than $50,000              2.25%
     $50,000 - $99,999              2.00
     $100,000 - $249,999            1.75
     $250,000 - $499,999            1.50
     $500,000 - $999,999            1.25
     $1,000,000 or more             0.60

  We apply these amounts as a percent of the unit price per transaction at the time of the transaction. We also apply the different distribution levels on a unit basis using a $10 unit equivalent. For example, if a firm distributes between 10,000 and 24,999 units, it earns 1.75% of the unit price.

  We generally register units for sale in various states in the U.S. We do not register units for sale in any foreign country. It is your


16     Understanding Your Investment
financial professional's responsibility to make sure that units are registered or exempt from registration if you are a foreign investor or if you want to buy units in another country. This prospectus does not constitute an offer of units in any state or country where units cannot be offered or sold lawfully. We may reject any order for units in whole or in part.

  We may gain or lose money when we hold units in the primary or secondary market due to fluctuations in unit prices. The gain or loss is equal to the difference between the price we pay for units and the price at which we sell or redeem them. We may also gain or lose money when we deposit securities to create units. For example, we lost $245 on the initial deposit of stocks into the trust.


                                      TAXES

  This section summarizes some of the main U.S. federal income tax consequences of owning units of your trust. These summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state or local or foreign taxes. As with any investment, you should consult your own tax professional about your particular consequences.

  TRUST STATUS. Your trust will not be taxed as a corporation for federal income tax purposes. As a unit owner, you will be treated as the owner of a pro rata portion of the stocks and other assets held by the trust, and as such you will be considered to have received a pro rata share of income (e.g., dividends and capital gains, if any) from each stock when such income would be considered to be received by you if you directly owned your trust's assets. This is true even if you elect to have your distributions automatically reinvested into additional units. In general, dividends of the trust will be taxed as ordinary income, whether received in cash or reinvested in additional units.

  YOUR TAX BASIS AND INCOME OR LOSS UPON DISPOSITION. If your trust disposes of stocks, you will generally recognize gain or loss. If you dispose of your units or redeem your units for cash, you will also generally recognize gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in the related stocks from your share of the total amount received in the transaction. You can generally determine your initial tax basis in each stock or other trust asset by apportioning the cost of your units, generally including sales fees, among each stock or other trust asset ratably according to their value on the date you purchase your units. If you are an individual and have held your units (and the trust has held the stock) for more than 12 months, you may be entitled to a 20% maximum federal income tax rate on gains, if any, from the sale of your units, rather than the regular maximum federal income tax rate of 39.1%.

  The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The tax laws may, however, treat certain capital gains as ordinary income in special situations.

  EXCHANGES AND ROLLOVERS. If you elect to reinvest the proceeds from your trust in a future trust, it is considered a sale for federal income tax purposes, and any gain on the sale will be treated as a capital gain, and any loss will be treated as a capital loss. However, any loss you


                                            Understanding Your Investment     17
incur in connection with the exchange of units of your trust for units of a future trust will generally be disallowed with respect to this deemed sale and subsequent deemed repurchase, to the extent the two trusts have substantially identical stocks under the wash sale provisions of the Internal Revenue Code.

  IN-KIND DISTRIBUTIONS. Under certain circumstances, as described in this prospectus, you may request a distribution of stocks from your trust when you redeem your units or at the trust's termination. By electing to receive an in-kind distribution, you will receive whole shares of stock plus, possibly, cash. You will not recognize gain or loss if you only receive stocks in exchange for your pro rata portion of the stocks held by your trust. However, if you also receive cash in exchange for a fractional share of a stock held by your trust, you will generally recognize gain or loss based on the difference between the amount of cash you receive and your tax basis in the fractional share of the stock.

  LIMITATIONS ON THE DEDUCTIBILITY OF TRUST EXPENSES. Generally, for federal income tax purposes you must take into account your full pro rata share of your trust's income, even if some of that income is used to pay trust expenses. You may deduct your pro rata share of each expense paid by your trust to the same extent as if you directly paid the expense. You may, however, be required to treat some or all of the expenses of your trust as miscellaneous itemized deductions. Individuals may only deduct certain miscellaneous itemized deductions to the extent they exceed 2% of adjusted gross income.

  FOREIGN TAXES. Distributions by your trust that are treated as U.S. source income (e.g., dividends received on stocks of domestic corporations) will generally be subject to U.S. income taxation and withholding in the case of units held by foreign investors, subject to any applicable treaty.


                                    EXPENSES

  Your trust will pay various expenses to conduct its operations. The "Investment Summary" section of this prospectus shows the estimated amount of these expenses.

  Your trust will pay a fee to the trustee for its services. The trustee also benefits when it holds cash for your trust in non-interest bearing accounts. Your trust will reimburse us as supervisor and evaluator for providing portfolio supervisory services and for evaluating your portfolio. Our reimbursements may exceed the costs of the services we provide to your trust but will not exceed the costs of services provided to all Claymore unit investment trusts in any calendar year. All of these fees may adjust for inflation without your approval.

  Your trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" of $.030 per unit from the assets of the trust as of the close of the initial public offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

  Your trust will also pay its general operating expenses. Your trust may pay expenses such as trustee expenses (including legal and auditing expenses), various governmental


18     Understanding Your Investment
charges, fees for extraordinary trustee services, costs of taking action to protect your trust, costs of indemnifying the trustee and Claymore, legal fees and expenses, expenses incurred in contacting you and costs incurred to reimburse the trustee for advancing funds to meet distributions. Your trust will also pay a license fee to Mark Boyar & Company for the use of various trademarks and trade names. Any additional fees paid to Boyar are at Claymore's expense. Your trust may pay the costs of updating its registration statement each year. The trustee may sell stocks to pay any trust expenses.


                                     EXPERTS

  LEGAL MATTERS. Paul, Hastings, Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022, acts as counsel for Claymore and has given an opinion that the units are validly issued.

  INDEPENDENT AUDITORS. The statement of financial condition and the trust portfolio audited by Ernst & Young LLP, independent auditors, have been included in reliance on their report given on their authority as experts in accounting and auditing.













                                            Understanding Your Investment     19

                         REPORT OF INDEPENDENT AUDITORS


UNITHOLDERS
CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116

We have audited the accompanying statement of financial condition, including the trust portfolio, of Claymore Securities Defined Portfolios, Series 116, as of December 18, 2001, the Initial Date of Deposit. The financial statement is the responsibility of the Trust's sponsor. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation with The Bank of New York, Trustee, of cash deposited for the purchase of securities, as shown in the financial statement as of December 18, 2001. An audit also includes assessing the accounting principles used and significant estimates made by the sponsor, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Claymore Securities Defined Portfolios, Series 116 as of December 18, 2001, in conformity with accounting principles generally accepted in the United States.




                                ERNST & YOUNG LLP



Kansas City, Missouri
December 18, 2001




20     Understanding Your Investment

CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116

STATEMENT OF FINANCIAL CONDITION
AS OF THE INITIAL DATE OF DEPOSIT, DECEMBER 18, 2001

  INVESTMENT IN STOCKS
  Sponsor's contracts to purchase underlying stocks backed by cash deposited (1)(2)          $150,444
                                                                                             --------
  LIABILITIES AND INTEREST OF INVESTORS
  Liabilities
    Organization costs (3)                                                                      $ 456
    Deferred sales fee (4)                                                                      2,963
                                                                                             --------

  Interest of investors
    Cost to investors (5)                                                                     151,964
    Less: gross underwriting commission and organization costs (3)(4)(5)                        4,939
                                                                                             --------
    Net interest of investors                                                                 147,025
                                                                                             --------

  Total                                                                                      $150,444
                                                                                             ========

  Number of units                                                                              15,197
                                                                                             --------

  Net Asset Value per Unit                                                                     $9.675
                                                                                             ========

--------------------

(1) Aggregate cost of the securities is based on the closing sale price evaluations as determined by the trustee.
(2) Cash has been deposited with The Bank of New York, Trustee, covering the funds (aggregating $150,689) necessary for the purchase of the securities in the trust represented by purchase contracts.
(3) A portion of the public offering price represents an amount sufficient to pay for all or a portion of the costs incurred in establishing the trust. These costs have been estimated at $3.00 per 100 units for the trust. A distribution will be made as of the close of the initial offering period or six months after the initial date of deposit (if earlier) to an account maintained by the trustee from which this obligation of the investors will be satisfied. To the extent that actual organization costs are greater than the estimated amount, only the estimated organization costs added to the public offering price will be deducted from the assets of the trust.
(4) The total transactional sales fee consists of an initial sales fee and a deferred sales fee. The initial sales fee is equal to the difference between the total transactional sales fee and the deferred sales fee. The total transactional sales fee is 2.95% (equivalent to 3.040% of the net amount invested). The deferred sales fee is equal to $0.195 per unit.
(5) The aggregate cost to investors includes the applicable transactional sales fee assuming no reduction of transactional sales fees for quantity purchases.


                                            Understanding Your Investment     21

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116
               THE BOYAR FORGOTTEN FORTY, 2002 PORTFOLIO, SERIES 1

                             INFORMATION SUPPLEMENT

  This Information Supplement provides additional information concerning each trust described in the prospectus for the Claymore Securities Defined Portfolios series identified above. NOTE THAT THIS INFORMATION SUPPLEMENT MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED BY THE PROSPECTUS. This Information Supplement is dated as of the date of the prospectus.

                                    CONTENTS

         General Information                                  2
         Boyar Licensing Agreement                            2
         Investment Objective and Policies                    3
         Stock Descriptions                                   4
         Risk Factors                                         6
         Administration of the Trust                          9
         Portfolio Transactions and Brokerage Allocation     16
         Purchase, Redemption and Pricing of Units           16
         Taxes                                               20
         Performance Information                             23

GENERAL INFORMATION

  Each trust is one of a series of separate unit investment trusts created under the name Claymore Securities Defined Portfolios and registered under the Investment Company Act of 1940 and the Securities Act of 1933. Each trust was created as a common law trust on the inception date described in the prospectus under the laws of the state of New York. Each trust was created under a trust agreement among Claymore Securities, Inc. (as sponsor, evaluator and supervisor) and The Bank of New York (as trustee).

  When your trust was created, the sponsor delivered to the trustee securities or contracts for the purchase thereof for deposit in the trust and the trustee delivered to the sponsor documentation evidencing the ownership of units of the trust. After your trust is created, the sponsor may deposit additional securities in the trust, contracts to purchase additional securities along with cash (or a bank letter of credit in lieu of cash) to pay for such contracted securities or cash (including a letter of credit) with instructions to purchase additional securities. Such additional deposits will be in amounts which will seek to maintain, for the first 90 days, as closely as possible the same original percentage relationship among the number of shares of each security in the trust established by the initial deposit of securities and, thereafter, the same percentage relationship that existed on such 90th day. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because the trust will pay the associated brokerage fees.

  A trust consists of (a) the securities listed under "The Portfolio" in the prospectus as may continue to be held from time to time in the trust, (b) any additional securities acquired and held by the trust pursuant to the provisions of the trust agreement and (c) any cash held in the accounts of the trust. Neither the sponsor nor the trustee shall be liable in any way for any failure in any of the securities. However, should any contract for the purchase of any of the securities initially deposited in a trust fail, the sponsor will, unless substantially all of the moneys held in the trust to cover such purchase are reinvested in substitute securities in accordance with the trust agreement, refund the cash and sales charge attributable to such failed contract to all unitholders on the next distribution date.

BOYAR LICENSING AGREEMENT

  The sponsor has entered into a license agreement with Mark Boyar & Company, Inc. ("Boyar") (the "License Agreement"), under which the trust (through the sponsor) is granted licenses to use the names "Boyar," "Forgotten Forty" or other applicable marks solely in materials relating to the creation and issuance, marketing and promotion of such trust and in accordance with any applicable federal and state securities law to indicate the source of the Boyar Forgotten Forty as a basis for determining the composition of the trust's portfolio. As consideration for the grant of the license, the trust will pay to Boyar a license fee.

  Boyar's only relationship to Claymore is Boyar's licensing to Claymore of certain Boyar trademarks and trade names and the Boyar Forgotten Forty, which is composed by Boyar without regard to Claymore, the trust or any investor. Boyar has no obligation to take the needs of Boyar or any investor in the trust into consideration in composing the Boyar Forgotten Forty. The trust results may differ from the hypothetical or published results of the Boyar Forgotten Forty. Boyar is not responsible for and has not participated in the determination of the prices and composition of the trust or the timing of the issuance for sale of the trust or in the calculation of the equations by which the trust is to be converted into cash. BOYAR MAKES NO WARRANTY CONCERNING THE FORGOTTEN FORTY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES

ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND BOYAR MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE FORGOTTEN FORTY OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. BOYAR DOES NOT WARRANT THAT THE BOYAR FORGOTTEN FORTY WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. BOYAR ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. BOYAR HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE TRUST; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THIS TRUST, AND IN NO EVENT SHALL BOYAR BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE TRUST.

  THIS TRUST IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MARK BOYAR & COMPANY, INC. CLAYMORE SECURITIES, INC. IS NOT AFFILIATED WITH MARK BOYAR & COMPANY.

INVESTMENT OBJECTIVE AND POLICIES

  The trust seeks to invest in the 40 stocks selected based upon the research of Boyar's Asset Analysis Focus as of the date set forth in the prospectus.
Each December, Mark Boyar & Company chooses forty stocks from its "Asset Analysis Focus," which is Boyar's institutionally-oriented research service, and publishes them in The Forgotten Forty. Boyar doesn't necessarily choose the most undervalued stocks in the "AAF Universe" for the Forgotten Forty. Rather, they choose the 40 stocks in the "AAF Universe" which Boyar feels have the best chance of performing well in the coming year. At any given time, there are approximately 100 stocks in the AAF Universe (there is an actual list that changes over time). Boyar has either written an in depth report on each stock in the AAF Universe that has been published and sent to subscribers of AAF or, in a newly instituted service, has alerted subscribers through a brief notification of new stocks added to the AAF Universe.

  The trust is a unit investment trust and is not an "actively managed" fund. Traditional methods of investment management for a managed fund typically involve frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. The portfolio of a trust, however, will not be actively managed and therefore the adverse financial condition of an issuer will not necessarily require the sale of its securities from a portfolio.

  The trust agreement provides that the sponsor may (but need not) direct the trustee to dispose of a security in certain events such as the issuer having defaulted on the payment on any of its outstanding obligations or the price of a security has declined to such an extent or other such credit factors exist so that in the opinion of the sponsor the retention of such securities would be detrimental to the trust. If a public tender offer has been made for a security or a merger or acquisition has been announced affecting a security, the trustee may either sell the security or accept a tender offer for cash if the supervisor determines that the sale or tender is in the best interest of unitholders. The trustee will distribute any cash proceeds to unitholders. Pursuant to the trust agreement and with limited exceptions, the trustee may sell any securities or other properties acquired in exchange for securities such as those acquired in connection with a merger or other transaction. If offered such new or exchanged securities or property other than cash, the trustee shall reject the offer. However, in the event such securities or property are nonetheless acquired by the trust, they may be accepted for deposit in a trust and either sold by the trustee or held in a trust pursuant to the direction of the sponsor. Proceeds from the sale of securities (or any securities or other property received by the trust in exchange for securities) are credited to the Capital Account for distribution to unitholders or to meet redemptions.

Except as stated in the trust agreement, herein, or in the prospectus, the acquisition by the trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities, designated by the sponsor, from the trust for the purpose of redeeming units of a trust tendered for redemption and the payment of expenses and for such other purposes as permitted under the trust agreement.

  Notwithstanding the foregoing, the trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

  Proceeds from the sale of securities (or any securities or other property received by a trust in exchange for securities) are credited to the Capital Account of a trust for distribution to unitholders or to meet redemptions. Except for failed securities and as provided herein, in the prospectus or in the trust agreement, the acquisition by a trust of any securities other than the portfolio securities is prohibited. The trustee may sell securities from a trust for the purpose of redeeming units tendered for redemption and the payment of expenses.

STOCK DESCRIPTIONS

AMERICAN EXPRESS COMPANY, through its subsidiaries, provides travel-related, financial advisory, and international banking services around the world.

AT&T CORP. offers communication services and products.

AVIALL, INC. distributes new aviation parts from customer service centers in North America, Europe, and the Asia-Pacific region.

BRISTOL-MYERS SQUIBB COMPANY is a diversified worldwide health and personal care company that manufactures medicines and other products.

BROWN SHOE COMPANY, INC. operates retail shoe stores in the United States and Canada.

CABLEVISION SYSTEMS NEW YORK GROUP provides telecommunications and entertainment services.

CARNIVAL CORPORATION owns or has interest in several cruise brands.

CDI CORP. provides staffing and outsourcing services to Fortune 500 customers.

CENDANT CORPORATION provides real estate, travel, direct marketing, and diversified consumer and business services to customers around the world.

CHEMED CORPORATION offers plumbing and drain cleaning services to home owners, families, and businesses.

COMCAST CORPORATION develops, manages, and operates hybrid fiber-coaxial broadband cable communications networks.

DANA CORPORATION engineers, manufactures, and distributes components and systems for worldwide automotive, heavy truck, off-highway, engine, and industrial markets.

DOW JONES & COMPANY, INC. is a global provider of business news and information with operations in print publishing, electronic publishing, and general-interest community newspapers.

DSP GROUP, INC. develops and markets digital signal processing (DSP) cores and integrated solutions for the consumer and computer telephone markets.

ETHAN ALLEN INTERIORS INC. is an international home furnishings company with saw mills and manufacturing facilities in the United States.

HARTE-HANKS, INC. owns and operates a direct marketing company that provides a full range of specialized, coordinated, and integrated direct marketing services to companies in a wide variety of industries.

HILTON HOTELS CORPORATION owns, manages, and franchises hotels.

J.P. MORGAN CHASE & CO. provides global financial services under the J.P. Morgan brand and retail banking under the Chase brand.

KEYCORP is a financial services holding company. The Company provides investment management, retail and commercial banking, consumer finance, and investment banking products and services.

LEARNING TREE INTERNATIONAL, INC. provides education and training for corporate information technology professionals.

THE LIMITED, INC. is a specialty retailer.

MANOR CARE, INC. owns and operates long-term care centers in the United States.

MEREDITH CORPORATION is a diversified media company primarily focused on publishing and broadcasting.

MGM MIRAGE INC. owns and operates hotel/casino resorts.

MIDAS, INC. operates, franchises, and licenses Midas shops which offer exhaust, brake, suspension, air conditioning, and maintenance services.

THE NEIMAN MARCUS GROUP, INC., through Neiman Marcus Stores, Bergdorf Goodman, and NM Direct, is a high-end specialty retailer.

PEPSIAMERICAS, INC. manufactures, packages, sells, and distributes soft drink products and bottled water in the United States and the Caribbean.

PLAYTEX PRODUCTS, INC. manufactures and distributes a diversified portfolio of consumer and personal products.

THE READER'S DIGEST ASSOCIATION, INC. publishes and direct markets products, including magazines, books, recorded music collections, and home videos.

RUSS BERRIE AND COMPANY, INC. designs, develops, and distributes seasonal and everyday gift products to retail stores in the United States and worldwide.

THE SHERWIN-WILLIAMS COMPANY manufactures, distributes, and sells paints, coatings, and related products.

SPIEGEL, INC. is an international, multichannel specialty retailer that markets apparel and home furnishings to customers through catalogs, specialty retail stores, and Internet sites.

STARWOOD HOTELS & RESORTS WORLDWIDE, INC. owns, manages, and franchises hotels throughout the world.

THERMO ELECTRON CORPORATION manufactures measurement instruments that monitor, collect, and analyze information for various industries.

TOYS "R" US, INC. retails children's products worldwide.

TUPPERWARE CORPORATION manufactures and sells a broad line of consumer products for the home.

VIVENDI UNIVERSAL SA operates music, television and film, publishing, Internet, telecommunications, and environmental services businesses.

VOLT INFORMATION SCIENCES, INC. provides staffing services, telecommunications and information solutions, and electronic publication and typesetting systems.

THE WALT DISNEY COMPANY, an entertainment company, conducts operations in media networks, studio entertainment, theme parks and resorts, consumer products, and Internet and direct marketing.

XEROX CORPORATION develops, manufactures, markets, services, and finances a range of document processing products and services for use in offices around the world.


RISK FACTORS

  STOCKS. An investment in units of a trust should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers of the securities may become impaired or that the general condition of the stock market may worsen (both of which may contribute directly to a decrease in the value of the securities and thus, in the value of the units) or the risk that holders of common stock have a right to receive payments from the issuers of those stocks that is generally inferior to that of creditors of, or holders of debt obligations issued by, the issuers and that the rights of holders of common stock generally rank inferior to the rights of holders of preferred stock. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

  Holders of common stock incur more risk than the holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stock issued by the issuer. Holders of common stock of the type held by a trust have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid or provided for. By contrast, holders of preferred stock have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, normally on a cumulative basis, but do not participate in other amounts available for distribution by the issuing corporation. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stocks are also entitled to rights on liquidation which are senior to those of common stocks. Moreover, common stocks do not represent an obligation of the issuer and therefore do not offer any assurance of income or provide the degree of protection of capital debt securities. Indeed, the issuance of debt securities or even preferred stock will create prior claims for payment of principal, interest, liquidation preferences and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), common stocks have neither a fixed principal amount nor a maturity and have values which are subject to market fluctuations for as long as the stocks remain outstanding. The value of the securities in a portfolio thus may be expected to fluctuate over the entire life of a trust to values higher or lower than those prevailing at the time of purchase.

  The sponsor's buying and selling of the securities, especially during the initial offering of units of the trust or to satisfy redemptions of units may impact upon the value of the underlying securities and the units. The publication of the list of the securities selected for the trust may also cause increased buying activity in certain of the stocks comprising the portfolio. After such announcement, investment advisory and brokerage clients of the sponsor and its affiliates, as well as clients of Boyar, may purchase individual securities appearing on the list during the course of the initial offering period or may purchase warrants issued by the sponsor or its affiliates which are based on the performance of the securities on the list. The sponsor or its affiliates may also purchase securities as a hedge against its risk on the warrants (although generally the sponsor and its affiliates will not purchase securities for their own account until after the trust portfolio has been acquired). Such buying activity in the stock of these companies or issuance of the warrants prior to the purchase of the securities by the trust may cause the trust to purchase stocks at a higher price than those buyers who effect purchases by the trust.

  FIXED PORTFOLIO. Investors should be aware that the trust is not "managed" and as a result, the adverse financial condition of a company will not result in the elimination of its securities from the portfolio of the trust except under extraordinary circumstances. Investors should note in particular that the securities were selected on the basis of the criteria set forth under Investment Strategy in the Prospectus and that the trust may continue to purchase or hold securities originally selected through this process even though the evaluation of the attractiveness of the securities may have changed. A number of the securities in the trust may also be owned by other clients of the sponsor and/or Boyar. However, because these clients may have differing investment objectives, the sponsor may sell certain securities from those accounts in instances where a sale by the trust would be impermissible, such as to maximize return by taking advantage of market fluctuations. In the event a public tender offer is made for a security or a merger or acquisition is announced affecting a security, the sponsor may instruct the trustee to tender or sell the security on the open market when, in its opinion, it is in the best interest of the unitholders of the unit to do so.

  Although the portfolio is regularly reviewed and evaluated and the sponsor may instruct the trustee to sell securities under certain limited circumstances, securities will not be sold by the trust to take advantage of market fluctuations or changes in anticipated rates of appreciation. As a result, the amount realized upon the sale of the securities may not be the highest price attained by an individual security during the life of the trust. The prices of single shares of each of the securities in the trust vary widely, and the effect of a dollar of fluctuation, either higher or lower, in stock prices will be much greater as a percentage of the lower-price stocks' purchase price than as a percentage of the higher-price stocks' purchase price.

  CONSUMER PRODUCTS COMPANIES. The trust invests in a significant number of issuers within the consumer goods industry. Any negative impact on this industry will have a greater impact on the value of units than on a portfolio without a concentration in a particular industry. These companies generally include companies in the consumer cyclicals and consumer non-cyclicals sectors. You should understand the risks of these companies before you invest. These companies face risks due to cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, products liability litigation, extensive competition, foreign tariffs, foreign exchange rates, transportation costs, the cost of raw materials, unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. Because the economic health of consumers greatly impacts these companies, recession or tightening of consumer credit or spending could adversely affect these issuers. Pharmaceutical companies face additional risks such as extensive governmental regulation, lengthy governmental drug review processes and substantial research and development costs. The failure to obtain government approval or successful test results for a drug could have a substantial negative impact on a company. All of these factors can have a negative impact on the value of your units.

  SMALL CAPITALIZATION STOCK. Investing in small capitalization stocks may involve greater risk than investing in medium and large capitalization stocks, since they can be subject to more abrupt or erratic price movements. Small market capitalization companies ("Small-Cap Companies" ) are those with market capitalizations of $1 billion or less at the time of a Trust's investment. Many Small-Cap Companies will have had their securities publicly traded, if at all, for only a short period of time and will not have had the opportunity to establish a reliable trading pattern through economic cycles. The price volatility of Small-Cap Companies is relatively higher than larger, older and more mature companies. The greater price volatility of Small-Cap Companies may result from the fact that there may be less market liquidity, less information publicly available or fewer investors who monitor the activities of these companies. In addition, the market prices of these securities may exhibit more sensitivity to changes in industry or general economic conditions. Some Small-Cap Companies will not have been in existence long enough to experience economic cycles or to demonstrate whether they are sufficiently well managed to survive downturns or inflationary periods. Further, a variety of factors may affect the success of a company's business beyond the ability of its management to prepare or compensate for them, including domestic and international political developments, government trade and fiscal policies, patterns of trade and war or other military conflict which may affect industries or markets or the economy generally.

  LIQUIDITY. Whether or not the securities are listed on a national securities exchange, the principal trading market for the securities may be in the over-the-counter market. As a result, the existence of a liquid trading market for the securities may depend on whether dealers will make a market in the securities. There can be no assurance that a market will be made for any of the securities, that any market for the securities will be maintained or of the liquidity of the securities in any markets made. In addition, a trust is restricted under the Investment Company Act of 1940 from selling securities to the sponsor. The price at which the securities may be sold to meet redemptions and the value of a trust will be adversely affected if trading markets for the securities are limited or absent.

  ADDITIONAL DEPOSITS. The trust agreement authorizes the sponsor to increase the size of a trust and the number of units thereof by the deposit of additional securities, or cash (including a letter of credit) with instructions to purchase additional securities, in such trust and the issuance of a corresponding number of additional units. If the sponsor deposits cash, existing and new investors may experience a dilution of their investments and a reduction in their anticipated income because of fluctuations in the prices of the securities between the time of the cash deposit and the purchase of the securities and because a trust will pay the associated brokerage fees. To minimize this effect, the trusts will attempt to purchase the securities as close to the evaluation time or as close to the evaluation prices as possible.

  Some of the securities may have limited trading volume. The trustee, with directions from the sponsor, will endeavor to purchase securities with deposited cash as soon as practicable reserving the right to purchase those securities over the 20 business days following each deposit in an effort to reduce the effect of these purchases on the market price of those stocks. This could, however, result in the trusts' failure to participate in any appreciation of those stocks before the cash is invested. If any cash remains at the end of this period (and such date is within the 90-day period following the inception date) and cannot be invested in one or more stocks, at what the sponsor considers reasonable prices, it intends to use that cash to purchase each of the other securities in the original proportionate relationship among those securities. Similarly, at termination of the trust, the sponsor reserves the right to sell securities over a period of up to 20 business days to lessen the impact of its sales on the market price of the securities. The proceeds received by unitholders following termination of the trust will reflect the actual sales proceeds received on the securities, which will likely differ from the closing sale price on the termination date.

  LITIGATION AND LEGISLATION. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted with respect to the securities in a trust or the issuers of the securities. There can be no assurance that future litigation or legislation will not have a material adverse effect on the trust or will not impair the ability of issuers to achieve their business goals.


ADMINISTRATION OF THE TRUST

  DISTRIBUTIONS TO UNITHOLDERS. Income received by a trust is credited by the trustee to the Income Account of the trust. Other receipts are credited to the Capital Account of a trust. Income received by a trust will be distributed on or shortly after the distribution dates each year shown in the prospectus on a pro rata basis to unitholders of record as of the preceding record date shown in the prospectus. All distributions will be net of applicable expenses. There is no assurance that any actual distributions will be made since all dividends received may be used to pay expenses. In addition, excess amounts from the Capital Account of a trust, if any, will be distributed at least annually to the unitholders then of record. Proceeds received from the disposition of any of the securities after a record date and prior to the following distribution date will be held in the Capital Account and not distributed until the next distribution date applicable to the Capital Account. The trustee shall be required to make a distribution from the Capital Account if the cash balance on deposit therein available for distribution shall be sufficient to distribute at least $1.00 per 100 units. The trustee is not required to pay interest on funds held in the Capital or Income Accounts (but may itself earn interest thereon and therefore benefits from the use of such funds). The trustee is authorized to reinvest any funds held in the Capital or Income Accounts, pending distribution, in U.S. Treasury obligations which mature on or before the next applicable distribution date. Any obligations so acquired must be held until they mature and proceeds therefrom may not be reinvested.

  The distribution to the unitholders as of each record date will be made on the following distribution date or shortly thereafter and shall consist of an amount substantially equal to such portion of the unitholders' pro rata share of the dividend distributions then held in the Income Account after deducting estimated expenses. Because dividends are not received by a trust at a constant rate throughout the year, such distributions to unitholders are expected to fluctuate. Persons who purchase units will commence receiving distributions only after such person becomes a record owner. A person will become the owner of units, and thereby a unitholder of record, on the date of settlement provided payment has been received. Notification to the trustee of the transfer of units is the responsibility of the purchaser, but in the normal course of business such notice is provided by the selling broker-dealer.

  The trustee will periodically deduct from the Income Account of a trust and, to the extent funds are not sufficient therein, from the Capital Account of a trust amounts necessary to pay the expenses of a trust. The trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a trust.
Amounts so withdrawn shall not be considered a part of a trust's assets until such time as the trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the trustee may withdraw from the Income and Capital Accounts of a trust such amounts as may be necessary to cover redemptions of units.

  DISTRIBUTION REINVESTMENT. Unitholders may elect to have distributions of capital (including capital gains, if any) or dividends or both automatically invested into additional units of their trust without a sales fee.

  Your trust will pay any deferred sales fee per unit regardless of any sales fee discounts. However, if you are eligible to receive a discount such that the sales fee you must pay is less than the applicable deferred sales fee, you will be credited the difference between your sales fee and the deferred sales fee at the time you buy your units. Accordingly, if you elect to have distributions on your units reinvested into additional units of your trust, you will be credited the amount of any remaining deferred sales charge on such units at the time of reinvestment.

  Unitholders who are receiving distributions in cash may elect to participate in distribution reinvestment by filing with the Program Agent an election to have such distributions reinvested without charge. Such election must be received by the Program Agent at least ten days prior to the record date applicable to any distribution in order to be in effect for such record date. Any such election shall remain in effect until a subsequent notice is received by the Program Agent.

  The Program Agent is The Bank of New York. All inquiries concerning participating in distribution reinvestment should be directed to The Bank of New York at its Unit Investment Trust Division office.

  STATEMENTS TO UNITHOLDERS. With each distribution, the trustee will furnish to each unitholder a statement of the amount of income and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per unit.

  The accounts of a trust are required to be audited annually, at the related trust's expense, by independent public accountants designated by the sponsor, unless the sponsor determines that such an audit would not be in the best interest of the unitholders of the trust. The accountants' report will be furnished by the trustee to any unitholder upon written request. Within a reasonable period of time after the end of each calendar year, the trustee shall furnish to each person who at any time during the calendar year was a unitholder of a trust a statement, covering the calendar year, setting forth for the trust:

(A)  As to the Income Account:

     (1)  Income received;

     (2) Deductions for applicable taxes and for fees and expenses of the trust and for redemptions of units, if any; and

     (3) The balance remaining after such distributions and deductions, expressed in each case both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(B)  As to the Capital Account:

     (1) The dates of disposition of any securities and the net proceeds received therefrom;

     (2) Deductions for payment of applicable taxes and fees and expenses of the trust held for distribution to unitholders of record as of a date prior to the determination; and

     (3) The balance remaining after such distributions and deductions expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each unit outstanding on the last business day of such calendar year; and

(C)  The following information:

     (1) A list of the securities as of the last business day of such calendar year;

     (2) The number of units outstanding on the last business day of such calendar year;

     (3) The redemption price based on the last evaluation made during such calendar year;

     (4) The amount actually distributed during such calendar year from the Income and Capital Accounts separately stated, expressed both as total dollar amounts and as dollar amounts per unit outstanding on the record dates for each such distribution.

  RIGHTS OF UNITHOLDERS. A unitholder may at any time tender units to the trustee for redemption. The death or incapacity of any unitholder will not operate to terminate a trust nor entitle legal representatives or heirs to claim an accounting or to bring any action or proceeding in any court for partition or winding up of a trust. No unitholder shall have the right to control the operation and management of a trust in any manner, except to vote with respect to the amendment of the trust agreement or termination of a trust.

  AMENDMENT AND TERMINATION. The trust agreement may be amended by the trustee and the sponsor without the consent of any of the unitholders: (1) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (2) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (3) to make such provisions as shall not adversely affect the interests of the unitholders. The trust agreement with respect to any trust may also be amended in any respect by the sponsor and the trustee, or any of the provisions thereof may be waived, with the consent of the holders of units representing 66 2/3% of the units then outstanding of the trust, provided that no such amendment or waiver will reduce the interest of any unitholder thereof without the consent of such unitholder or reduce the percentage of units required to consent to any such amendment or waiver without the consent of all unitholders of the trust.
In no event shall the trust agreement be amended to increase the number of units of a trust issuable thereunder or to permit the acquisition of any securities in addition to or in substitution for those initially deposited in the trust, except in accordance with the provisions of the trust agreement. The trustee shall promptly notify unitholders of the substance of any such amendment.

  The trust agreement provides that a trust shall terminate upon the liquidation, redemption or other disposition of the last of the securities held in the trust but in no event is it to continue beyond the mandatory termination date set forth in the prospectus. If the value of a trust shall be less than the applicable minimum value stated in the prospectus (generally 20% of the total value of securities deposited in the trust during the initial offering period), the trustee may, in its discretion, and shall, when so directed by the sponsor, terminate the trust. A trust may be terminated at any time by the holders of units representing 66 2/3% of the units thereof then outstanding. In addition, the sponsor may terminate a trust if it is based on a security index and the index is no longer maintained.

  Beginning nine business days prior to, but no later than, the mandatory termination date described in the prospectus, the trustee may begin to sell all of the remaining underlying securities on behalf of unitholders in connection with the termination of the trust. The sponsor may assist the trustee in these sales and receive compensation to the extent permitted by applicable law. The sale proceeds will be net of any incidental expenses involved in the sales.

  The sponsor will attempt to sell the securities as quickly as it can during the termination proceedings without in its judgment materially adversely affecting the market price of the securities, but it is expected that all of the securities will in any event be disposed of within a reasonable time after a trust's termination. The sponsor does not anticipate that the period will be longer than one month, and it could be as short as one day, depending on the liquidity of the securities being sold. The liquidity of any security depends on the daily trading volume of the security and the amount that the sponsor has available for sale on any particular day. Of course, no assurances can be given that the market value of the securities will not be adversely affected during the termination proceedings.

  Approximately thirty days prior to termination of a trust, the trustee will notify unitholders of the termination and provide a form allowing qualifying unitholders to elect an in-kind distribution (a "Distribution In Kind"). A unitholder who owns the minimum number of units shown in the prospectus may request a Distribution In Kind from the trustee instead of cash. The trustee will make a Distribution In Kind through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The unitholder will be entitled to receive whole shares of each of the securities comprising the portfolio of a trust and cash from the Capital Account equal to the fractional shares to which the unitholder is entitled. The trustee may adjust the number of shares of any security included in a unitholder's Distribution In Kind to facilitate the distribution of whole shares. The sponsor may terminate the Distribution In Kind option at any time upon notice to the unitholders. Special federal income tax consequences will result if a unitholder requests a Distribution In Kind.

  Within a reasonable period after termination, the trustee will sell any securities remaining in a trust and, after paying all expenses and charges incurred by the trust, will distribute to unitholders thereof (upon surrender for cancellation of certificates for units, if issued) their pro rata share of the balances remaining in the Income and Capital Accounts of the trust.

  The sponsor currently intends, but is not obligated, to offer for sale units of a subsequent series of a trust at approximately the time of the mandatory termination date. If the sponsor does offer such units for sale, unitholders may be given the opportunity to purchase such units at a public offering price which includes a reduced sales fee. There is, however, no assurance that units of any new series of a trust will be offered for sale at that time, or if offered, that there will be sufficient units available for sale to meet the requests of any or all unitholders.

  THE TRUSTEE. The trustee is The Bank of New York, a trust company organized under the laws of New York. The Bank of New York has its Unit Investment Trust Division offices at 101 Barclay Street, 20th Fl., New York, New York 10007, telephone 1-800-701-8178. The Bank of New York is subject to supervision and examination by the

Superintendent of Banks of the State of New York and the Board of Governors of the Federal Reserve System, and its deposits are insured by the Federal Deposit Insurance Corporation to the extent permitted by law.

  The trustee, whose duties are ministerial in nature, has not participated in selecting the portfolio of any trust. In accordance with the trust agreement, the trustee shall keep records of all transactions at its office. Such records shall include the name and address of, and the number of units held by, every unitholder of a trust. Such books and records shall be open to inspection by any unitholder at all reasonable times during usual business hours. The trustee shall make such annual or other reports as may from time to time be required under any applicable state or federal statute, rule or regulation. The trustee shall keep a certified copy or duplicate original of the trust agreement on file in its office available for inspection at all reasonable times during usual business hours by any unitholder, together with a current list of the securities held in each trust. Pursuant to the trust agreement, the trustee may employ one or more agents for the purpose of custody and safeguarding of securities comprising a trust.

  Under the trust agreement, the trustee or any successor trustee may resign and be discharged of a trust created by the trust agreement by executing an instrument in writing and filing the same with the sponsor.

  The trustee or successor trustee must mail a copy of the notice of resignation to all unitholders then of record, not less than sixty days before the date specified in such notice when such resignation is to take effect. The sponsor upon receiving notice of such resignation is obligated to appoint a successor trustee promptly. If, upon such resignation, no successor trustee has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The sponsor may at any time remove the trustee, with or without cause, and appoint a successor trustee as provided in the trust agreement. Notice of such removal and appointment shall be mailed to each unitholder by the sponsor. Upon execution of a written acceptance of such appointment by such successor trustee, all the rights, powers, duties and obligations of the original trustee shall vest in the successor. The trustee must be a corporation organized under the laws of the United States, or any state thereof, be authorized under such laws to exercise trust powers and have at all times an aggregate capital, surplus and undivided profits of not less than $5,000,000.

  THE SPONSOR. Claymore Securities, Inc., the sponsor, is an investment banking firm created in 1995 and is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Unit Investment Trusts, a service of EVEREN Securities, Inc. Claymore Securities, Inc. is also the sponsor and successor sponsor of Series of Ranson Unit Investment Trusts and The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. On October 29, 2001, Ranson & Associates, Inc. was acquired by Claymore Group LLC. The sale to Claymore Group LLC was financed by a loan from The Bank of New York, the trustee. In November 2001, the sponsor changed its name from Ranson & Associates, Inc. to Claymore Securities, Inc. Claymore Securities, Inc. has been active in public and corporate finance and has sold bonds and unit investment trusts and maintained secondary market activities relating thereto. At present, Claymore Securities, Inc. which is a member of the National Association of Securities Dealers, Inc., is the sponsor to each of the above-named unit investment trusts and serves as the financial advisor and as an underwriter for Kansas municipalities. The sponsor's offices are located at 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241.

  If at any time the sponsor shall fail to perform any of its duties under the trust agreement or shall become incapable of acting or shall be adjudged a bankrupt or insolvent or shall have its affairs taken over by public authorities, then the trustee may (a) appoint a successor sponsor at rates of compensation deemed by the trustee to be reasonable and not exceeding such reasonable amounts as may be prescribed by the Securities and Exchange Commission, or (b) terminate the trust agreement and liquidate any trust as provided therein, or (c) continue to act as trustee without terminating the trust agreement.

  The foregoing financial information with regard to the sponsor relates to the sponsor only and not to the trust. Such information is included in this Prospectus only for the purpose of informing investors as to the financial responsibility of the sponsor and its ability to carry out its contractual obligations with respect to the trust. More comprehensive financial information can be obtained upon request from the sponsor.

  THE SUPERVISOR AND EVALUATOR. Claymore Securities, Inc., the sponsor, also serves as evaluator and supervisor. The evaluator and supervisor may resign or be removed by the trustee in which event the trustee is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon acceptance of appointment by the successor evaluator. If upon resignation of the evaluator no successor has accepted appointment within thirty days after notice of resignation, the evaluator may apply to a court of competent jurisdiction for the appointment of a successor. Notice of such registration or removal and appointment shall be mailed by the trustee to each unitholder.

  LIMITATIONS ON LIABILITY. The sponsor is liable for the performance of its obligations arising from its responsibilities under the trust agreement, but will be under no liability to the unitholders for taking any action or refraining from any action in good faith pursuant to the trust agreement or for errors in judgment, except in cases of its own gross negligence, bad faith or willful misconduct or its reckless disregard for its duties thereunder. The sponsor shall not be liable or responsible in any way for depreciation or loss incurred by reason of the sale of any securities.

  The trust agreement provides that the trustee shall be under no liability for any action taken in good faith in reliance upon prima facie properly executed documents or for the disposition of moneys, securities or certificates except by reason of its own negligence, bad faith or willful misconduct, or its reckless disregard for its duties under the trust agreement, nor shall the trustee be liable or responsible in any way for depreciation or loss incurred by reason of the sale by the trustee of any securities. In the event that the sponsor shall fail to act, the trustee may act and shall not be liable for any such action taken by it in good faith. The trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the securities or upon the interest thereof. In addition, the trust agreement contains other customary provisions limiting the liability of the trustee.

  The trustee and unitholders may rely on any evaluation furnished by the evaluator and shall have no responsibility for the accuracy thereof. The trust agreement provides that the determinations made by the evaluator shall be made in good faith upon the basis of the best information available to it, provided, however, that the evaluator shall be under no liability to the trustee or unitholders for errors in judgment, but shall be liable for its gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement.

  EXPENSES OF THE TRUST. The sponsor will not charge a trust any fees for services performed as sponsor. The sponsor will receive a portion of the sale commissions paid in connection with the purchase of units and will share in profits, if any, related to the deposit of securities in the trust.

  The trustee receives for its services that fee set forth in the prospectus. The trustee's fee which is calculated monthly is based on the largest number of units of a trust outstanding during the calendar year for which such compensation relates. The trustee benefits to the extent there are funds for future distributions, payment of expenses and redemptions in the Capital and Income Accounts since these Accounts are non-interest bearing and the amounts earned by the trustee are retained by the trustee. Part of the trustee's compensation for its services to a trust is expected to result from the use of these funds.

  In its capacity as supervisor, the sponsor will charge a trust a surveillance fee for services performed for the trust in an amount not to exceed that amount set forth in the prospectus but in no event will such compensation, when combined with all compensation received from other unit investment trusts for which the sponsor both acts as sponsor and provides portfolio surveillance, exceed the aggregate cost to the sponsor for providing such services. Such fee shall be based on the total number of units of the related trust outstanding as of the January record date for any annual period.

  For evaluation of the securities in a trust, the evaluator shall receive that fee set forth in the prospectus, payable monthly, based upon the largest number of units of the trust outstanding during the calendar year for which such compensation relates.

  The trustee's fee, supervisor's fee and evaluator's fee are deducted from the Income Account of the related trust to the extent funds are available and then from the Capital Account. Each such fee may be increased without approval of unitholders by amounts not exceeding a proportionate increase in the Consumer Price Index or any equivalent index substituted therefor.

  The trust will pay a fee to the sponsor for creating and developing the trust, including determining the trust objective, policies, composition and size, selecting service providers and information services, and for providing other similar administrative and ministerial functions. Your trust pays this "creation and development fee" as a fixed dollar amount at the close of the initial offering period. The sponsor does not use the fee to pay distribution expenses or as compensation for sales efforts.

  The trust will pay a license fee to Mark Boyar & Company for use of certain names.

  The following additional charges are or may be incurred by the trust: (a) fees for the trustee's extraordinary services; (b) expenses of the trustee (including legal and auditing expenses, but not including any fees and expenses charged by an agent for custody and safeguarding of securities) and of counsel, if any; (c) various governmental charges; (d) expenses and costs of any action taken by the trustee to protect the trust or the rights and interests of the unitholders; (e) indemnification of the trustee for any loss, liability or expense incurred by it in the administration of the trust not resulting from negligence, bad faith or willful misconduct on its part or its reckless disregard for its obligations under the trust agreement; (f) indemnification of the sponsor for any loss, liability or expense incurred in acting in that capacity without gross negligence, bad faith or willful misconduct or its reckless disregard for its obligations under the trust agreement; (g) any offering costs incurred after the end of the initial offering period; and (h) expenditures incurred in contacting unitholders upon termination of the trust. The fees and expenses set forth herein are payable out of a trust and, when owing to the trustee, are secured by a lien on the trust. Since the securities are all stocks, and the income stream produced by dividend payments, if any, is unpredictable, the sponsor cannot provide any assurance that dividends will be sufficient to meet any or all expenses of a trust. If the balances in the Income and Capital Accounts are insufficient to provide for amounts payable by the trust, the trustee has the power to sell securities to pay such amounts. These sales may result in capital gains or losses to unitholders. It is expected that the income stream produced by dividend payments may be insufficient to meet the expenses of a trust and, accordingly, it is expected that securities will be sold to pay all of the fees and expenses of the trust. A trust may pay the costs of updating its registration statement each year. Unit investment trust sponsors have historically paid these expenses.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

  When a trust sells securities, the composition and diversity of the securities in the trust may be altered. In order to obtain the best price for a trust, it may be necessary for the supervisor to specify minimum amounts (such as 100 shares) in which blocks of securities are to be sold. In effecting purchases and sales of a trust's portfolio securities, the sponsor may direct that orders be placed with and brokerage commissions be paid to brokers, including brokers which may be affiliated with the trust, the sponsor or dealers participating in the offering of units. In addition, in selecting among firms to handle a particular transaction, the sponsor may take into account whether the firm has sold or is selling products which it sponsors.

PURCHASE, REDEMPTION AND PRICING OF UNITS

  PUBLIC OFFERING PRICE. Units of a trust are offered at the public offering price (which is based on the aggregate underlying value of the securities in the trust and includes the initial sales fee plus a pro rata share of any accumulated amounts in the accounts of the trust). The initial sales fee is equal to the difference between the maximum transactional sales fee and the maximum deferred sales fee. The maximum transactional sales fee is 2.95% of the public offering price (equivalent to 3.040% of the net amount invested). This amount does not include the creation and development fee paid to the sponsor which is described under "Administration of the Trust - Expenses of the Trust." The deferred sales fee will be collected as described in the prospectus. The total amount of deferred sales fee payments will be $0.195 per unit. Units purchased subsequent to the initial deferred sales fee payment will be subject to the initial sales fee and the remaining deferred sales fee payments. Units sold or redeemed prior to such time as the entire applicable deferred sales fee has been collected will be assessed the remaining deferred sales fee at the time of such sale or redemption. During the initial offering period, a portion of the public offering price includes an amount of securities to pay for all or a portion of the costs incurred in establishing a trust. These costs include the cost of preparing the registration statement, the trust indenture and other closing documents, registering units with the securities and Exchange Commission and states, the initial audit of the trust portfolio, legal fees and the initial fees and expenses of the trustee. These costs will be deducted from a trust as of the end of the initial offering period or after six months, if earlier.

  As indicated above, the initial public offering price of the units was established by dividing the aggregate underlying value of the securities by the number of units outstanding. Such price determination as of the opening of business on the date a trust was created was made on the basis of an evaluation of the securities in the trust prepared by the trustee. After the opening of business on this date, the evaluator will appraise or cause to be appraised daily the value of the underlying securities as of the close of the New York Stock Exchange on days the New York Stock Exchange is open and will adjust the public offering price of the units commensurate with such valuation. Such public offering price will be effective for all orders received at or prior to the close of trading on the New York Stock Exchange on each such day. Orders received by the trustee, sponsor or any dealer for purchases, sales or redemptions after that time, or on a day when the New York Stock Exchange is closed, will be held until the next determination of price.

  The value of the securities is determined on each business day by the evaluator based on the closing sale prices on a national securities exchange or The Nasdaq National Market or by taking into account the same factors referred to under "Computation of Redemption Price."

  PUBLIC DISTRIBUTION OF UNITS. During the initial offering period, units of a trust will be distributed to the public at the public offering price thereof. Upon the completion of the initial offering, units which remain unsold or which may be acquired in the secondary market may be offered at the public offering price determined in the manner provided above.

  The sponsor intends to qualify units of a trust for sale in a number of states. Units will be sold through dealers who are members of the National Association of Securities Dealers, Inc. and through others. Broker-dealers and others will be allowed a concession or agency commission in connection with the distribution of units during the initial offering period as set forth in the prospectus.

  Certain commercial banks may be making units of a trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks in the amount of the broker-dealer concession or agency commission set forth in the prospectus. Banks may be prohibited from underwriting trust units; however, certain agency transactions may be permitted. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The sponsor reserves the right to change the concessions or agency commissions set forth in the prospectus from time to time. In addition to such concessions or agency commissions, the sponsor may, from time to time, pay or allow additional concessions or agency commissions, in the form of cash or other compensation, to dealers employing registered representatives who sell, during a specified time period, a minimum dollar amount of units of unit investment trusts underwritten by the sponsor. At various times the sponsor may implement programs under which the sales force of a broker or dealer may be eligible to win nominal awards for certain sales efforts, or under which the sponsor will reallow to any such broker or dealer that sponsors sales contests or recognition programs conforming to criteria established by the sponsor, or participates in sales programs sponsored by the sponsor, an amount not exceeding the total applicable sales charges on the sales generated by such person at the public offering price during such programs. Also, the sponsor in its discretion may from time to time pursuant to objective criteria established by the sponsor pay fees to qualifying brokers or dealers for certain services or activities which are primarily intended to result in sales of units of a trust. Such payments are made by the sponsor out of its own assets, and not out of the assets of any trust. These programs will not change the price unitholders pay for their units or the amount that a trust will receive from the units sold. The difference between the discount and the sales charge will be retained by the sponsor.

  The sponsor reserves the right to reject, in whole or in part, any order for the purchase of units.

  SPONSOR PROFITS. The sponsor will receive gross sales fees equal to the percentage of the public offering price of the units of a trust described in the prospectus. In addition, the sponsor may realize a profit (or sustain a loss) as of the date a trust is created resulting from the difference between the purchase prices of the securities to the sponsor and the cost of such securities to the trust. Thereafter, on subsequent deposits the sponsor may realize profits or sustain losses from such deposits. The sponsor may realize additional profits or losses during the initial offering period on unsold units as a result of changes in the daily market value of the securities in the trust.

  MARKET FOR UNITS. After the initial offering period, the sponsor may maintain a market for units of a trust offered hereby and continuously offer to purchase said units at prices, determined by the evaluator, based on the value of the underlying securities. While the sponsor may repurchase units from time to time, it does not currently intend to maintain an active secondary market for units. Unitholders who wish to dispose of their units should inquire of their broker as to current market prices in order to determine whether there is in existence any price in excess of the redemption price and, if so, the amount thereof. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. The offering price of any units resold by the sponsor will be in accord with that described in the currently effective prospectus describing such units. Any profit or loss resulting from the resale of such units will belong to the sponsor. If the sponsor decides to maintain a secondary market, it may suspend or discontinue purchases of units of the trust if the supply of units exceeds demand, or for other business reasons.

  REDEMPTION. A unitholder who does not dispose of units in the secondary market described above may cause units to be redeemed by the trustee by making a written request to the trustee at its Unit Investment Trust Division office in the city of New York and, in the case of units evidenced by a certificate, by tendering such certificate to the trustee properly endorsed or accompanied by a written instrument or instruments of transfer in form satisfactory to the trustee. Unitholders must sign the request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be redeemed. If the amount of the redemption is $500 or less and the proceeds are payable to the unitholder(s) of record at the address of record, no signature guarantee is necessary for redemptions by individual account owners (including joint owners). Additional documentation may be requested, and a signature guarantee is always required, from corporations, executors, administrators, trustees, guardians or associations. The signatures must be guaranteed by a participant in the securities Transfer Agents Medallion Program ("STAMP") or such other signature guaranty program in addition to, or in substitution for, STAMP, as may be accepted by the trustee. A certificate should only be sent by registered or certified mail for the protection of the unitholder. Since tender of the certificate is required for redemption when one has been issued, units represented by a certificate cannot be redeemed until the certificate representing such units has been received by the purchasers.

  Redemption shall be made by the trustee no later than the seventh day following the day on which a tender for redemption is received (the "Redemption Date") by payment of cash equivalent to the redemption price, determined as set forth below under "Computation of Redemption Price," as of the close of the New York Stock Exchange next following such tender, multiplied by the number of units being redeemed. Any units redeemed shall be canceled and any undivided fractional interest in the related trust extinguished. The price received upon redemption might be more or less than the amount paid by the unitholder depending on the value of the securities in the trust at the time of redemption. Unitholders who sell or redeem units prior to such time as the entire deferred sales fee on such units has been collected will be assessed the amount of the remaining deferred sales fee at the time of such sale or redemption. Certain broker-dealers may charge a transaction fee for processing redemption requests.

  Under regulations issued by the Internal Revenue Service, the trustee is required to withhold a specified percentage of the principal amount of a unit redemption if the trustee has not been furnished the redeeming unitholder's tax identification number in the manner required by such regulations. Any amount so withheld is transmitted to the Internal Revenue Service and may be recovered by the unitholder only when filing a tax return. Under normal circumstances the trustee obtains the unitholder's tax identification number from the selling broker. However, any time a unitholder elects to tender units for redemption, such unitholder should make sure that the trustee has been provided a certified tax identification number in order to avoid this possible "back-up withholding." In the event the trustee has not been previously provided such number, one must be provided at the time redemption is requested. Any amounts paid on redemption representing unpaid dividends shall be withdrawn from the Income Account of a trust to the extent that funds are available for such purpose. All other amounts paid on redemption shall be withdrawn from the Capital Account for a trust.

  Unitholders tendering units for redemption may request a Distribution In Kind from the trustee in lieu of cash redemption a unitholder may request a Distribution In Kind of an amount and value of securities per unit equal to the redemption price per unit as determined as of the evaluation time next following the tender, provided that the tendering unitholder is (1) entitled to receive at least $25,000 of proceeds as part of his or her distribution or if he paid at least $25,000 to acquire the units being tendered and (2) the unitholder has elected to redeem at least thirty days prior to the termination of the trust.
If the unitholder meets these requirements, a Distribution In Kind will be made by the trustee through the distribution of each of the securities of the trust in book entry form to the account of the unitholder's bank or broker-dealer at Depository Trust Company. The tendering unitholder shall be entitled to receive whole shares of each of the securities comprising the portfolio of the trust and cash from the Capital Account equal to the fractional shares to which the tendering unitholder is entitled. The trustee shall make any adjustments necessary to reflect differences between the redemption price of the units and the value of the securities distributed in kind as of the date of tender. If funds in the Capital Account are insufficient to cover the required cash distribution to the tendering unitholder, the trustee may sell securities. The in-kind redemption option may be terminated by the sponsor at any time.

  The trustee is empowered to sell securities in order to make funds available for the redemption of units. To the extent that securities are sold or redeemed in kind, the size of a trust will be, and the diversity of a trust may be, reduced but each remaining unit will continue to represent approximately the same proportional interest in each security. Sales may be required at a time when securities would not otherwise be sold and may result in lower prices than might otherwise be realized. The price received upon redemption may be more or less than the amount paid by the unitholder depending on the value of the securities in the portfolio at the time of redemption.

  The right of redemption may be suspended and payment postponed (1) for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or during which (as determined by the Securities and Exchange Commission) trading on the New York Stock Exchange is restricted;
(2) for any period during which an emergency exists as a result of which disposal by the trustee of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the value of the underlying securities in accordance with the trust agreement; or (3) for such other period as the Securities and Exchange Commission may by order permit. The trustee is not liable to any person in any way for any loss or damage which may result from any such suspension or postponement.

  COMPUTATION OF REDEMPTION PRICE. The redemption price per unit (as well as the secondary market public offering price) will generally be determined on the basis of the last sale price of the securities in a trust. The redemption price per unit is the pro rata share of each unit in a trust determined on the basis of (i) the cash on hand in the trust or moneys in the process of being collected and (ii) the value of the securities in the trust less (a) amounts representing taxes or other governmental charges payable out of the trust, (b) any amount owing to the trustee for its advances and (c) the accrued expenses or remaining deferred sales fees of the trust. During the initial offering period, the redemption price and the secondary market repurchase price will also include estimated organizational and offering costs. The evaluator may determine the value of the securities in the trust in the following manner: if the security is listed on a national securities exchange or the Nasdaq Stock Market, the evaluation will generally be based on the last sale price on the exchange or Nasdaq (unless the evaluator deems the price inappropriate as a basis for evaluation). If the security is not so listed or, if so listed and the principal market for the security is other than on the exchange or Nasdaq, the evaluation will generally be made by the evaluator in good faith based on the last bid price on the over-the-counter market (unless the evaluator deems such price inappropriate as a basis for evaluation) or, if a bid price is not available, (1) on the basis of the current bid price for comparable securities,
(2) by the evaluator's appraising the value of the securities in good faith at the bid side of the market or (3) by any combination thereof.

  RETIREMENT PLANS. A trust may be well suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Generally, capital gains and income received under each of the foregoing plans are deferred from federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special income averaging or tax-deferred rollover treatment. Investors considering participation in any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan. Such plans are offered by brokerage firms and other financial institutions. The trust will lower the minimum investment requirement for IRA accounts. Fees and charges with respect to such plans may vary.

  The trustee has agreed to act as custodian for certain retirement plan accounts. An annual fee per account, if not paid separately, will be assessed by the trustee and paid through the liquidation of shares of the reinvestment account. An individual wishing the trustee to act as custodian must complete a Claymore UIT/IRA application and forward it along with a check made payable to The Bank of New York. Certificates for Individual Retirement Accounts cannot be issued.

  OWNERSHIP OF UNITS. Ownership of units will not be evidenced by certificates unless a unitholder, the unitholder's registered broker/dealer or the clearing agent for such broker/dealer makes a written request to the trustee. Units are transferable by making a written request to the trustee and, in the case of units evidenced by a certificate, by presenting and surrendering such certificate to the trustee property endorsed or accompanied by a written instrument or instruments of transfer which should be sent by registered or certified mail for the protection of the unitholder. Unitholders must sign such written request, and such certificate or transfer instrument, exactly as their names appear on the records of the trustee and on any certificate representing the units to be transferred. Such signatures must be guaranteed as described above.

  Units may be purchased and certificates, if requested, will be issued in denominations of one unit or any multiple thereof, subject to the minimum investment requirement. Fractions of units, if any, will be computed to three decimal places. Any certificate issued will be numbered serially for identification, issued in fully registered form and will be transferable only on the books of the trustee. The trustee may require a unitholder to pay a reasonable fee, to be determined in the sole discretion of the trustee, for each certificate re-issued or transferred and to pay any governmental charge that may be imposed in connection with each such transfer or interchange. The trustee at the present time does not intend to charge for the normal transfer or interchange of certificates. Destroyed, stolen, mutilated or lost certificates will be replaced upon delivery to the trustee of satisfactory indemnity (generally amounting to 3% of the market value of the units), affidavit of loss, evidence of ownership and payment of expenses incurred.

TAXES

  The following is a general discussion of certain of the federal income tax consequences of the purchase, ownership and disposition of the units by U.S. citizens and residents and corporations organized in the United States. The summary is limited to investors who hold the units as "capital assets" (generally, property held for investment) within the meaning of the Internal Revenue Code of 1986 (the "Code"), and does not address the tax consequences of units held by dealers, financial institutions, insurance companies or anyone who holds units as part of a hedge or straddle.

  In the opinion of Paul, Hastings, Janofsky & Walker LLP, special counsel for the sponsor, under existing law:

  1. The trust is not an association taxable as a corporation for federal income tax purposes, and income received by the trust will be treated as income of the unitholder in the manner set forth below.

  2. Each unitholder will be considered the owner of a pro rata portion of each security in the trust under the grantor trust rules of Sections 671-679 of the Code. A taxable event will generally occur with respect to each unitholder when the trust disposes of a security (whether by sale, exchange or redemption) or upon the sale, exchange or redemption of units by such unitholder. To determine the amount of gain or loss recognized by a unitholder upon a taxable event, the unitholder should subtract its tax basis in for each security represented by its units from the unitholder's share of the total amount received in the transfer. A unitholder should determine its tax basis for each security represented by its units by allocating the total cost for its units, including the sales charge, among the securities in the trust in which it holds units (in proportion to the fair market values of those securities on the date the unitholder purchases its units).

  3. A unitholder will be considered to have received all of the dividends paid on its pro rata portion of each security when such dividends are received by the trust even if the unitholder does not actually receive such distributions but rather reinvests its dividend distributions pursuant to the Reinvestment Plan. An individual unitholder who itemizes deductions will be entitled to deduct its pro rata share of fees and expenses paid by the trust, but only to the extent that this amount together with the unitholder's other miscellaneous deductions exceeds 2% of its adjusted gross income. The deduction of fees and expenses is subject to limitations for individuals with incomes in excess of certain thresholds.

  4. Under the income tax laws of the State and City of New York, the trust is not an association taxable as a corporation and is not subject to the New York Franchise Tax on Business Corporations or the New York City General Corporation Tax. For a unitholder who is a New York resident, however, a pro rata portion of all or part of the income of the trust will be treated as income of the unitholder under the income tax laws of the State and City of New York. Similar treatment may apply in other states.

  A unitholder's pro rata portion of dividends paid with respect to a security held by the trust is taxable as ordinary income to the extent of the issuing corporation's current or accumulated earnings and profits. A unitholder's pro rata portion of dividends paid on such security that exceed such current or accumulated earnings and profits will first reduce the unitholder's tax basis in such security, and to the extent that such dividends exceed the unitholder's tax basis will generally be treated as capital gain.

  A corporate unitholder will generally be entitled to a 70% dividends-received deduction with respect to its pro rata portion of dividends received by the trust from a domestic corporation or from a qualifying foreign corporation in the same manner as if such corporate unitholder directly owned the securities paying such dividends. However, a corporate unitholder should be aware that the Code imposes additional limitations on the eligibility of dividends for the 70% dividends-received deduction. These limitations include a requirement that stock (and therefore units) must generally be held at least 46 days during the 90-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend. Moreover, the allowable percentage of the deduction will be reduced from 70% if a corporate unitholder owns certain stock (or units) the financing of which is directly attributable to indebtedness incurred by such corporation. The dividends-received deduction is not available to "S" corporations and certain other corporations, and is not available for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax. Congress from time to time considers proposals to reduce this deduction.

  A unitholder's gain, if any, upon the sale, exchange or redemption of units or the disposition of securities held by the trust will generally be considered a capital gain and will be long-term if the unitholder has held its units (and the trust has held the securities) for more than one year. Capital gains realized by corporations are generally taxed at the same rates applicable to ordinary income, although non-corporate unitholders who realize long-term capital gains with respect to units held for more than one year may be subject to a reduced tax rate of 20% on such gains (10% if the non-corporate unitholder is, and would be after accounting for such gains, eligible for the 15% tax bracket for ordinary income), rather than the "regular" maximum tax rate of 39.1%. Beginning in the year 2001, capital gains realized with respect to units and securities held for more than five years may be subject to a reduced rate of long-term capital gains tax. Since the trust terminates in less than five years, the reduction in the capital gains rate for property held for more than five years could only possibly apply if you are eligible for and elect to receive a Distribution In Kind. Tax rates may increase prior to the time when unitholders may realize gains from the sale, exchange or redemption of the units or securities. Under new legislation taking effect partially in 2001 and to be phased in over time, certain rates of tax on personal income under federal law are scheduled to be reduced, including several of the rates discussed above.

  A unitholder's loss, if any, upon the sale or redemption of units or the disposition of securities held by the trust will generally be considered a capital loss and will be long-term if the unitholder has held its units (and the trust has held the securities) for more than one year. Capital losses are generally deductible to the extent of capital gains; in addition, up to $3,000 of capital losses ($1,500 for married individuals filing separately) recognized by non-corporate unitholders may be deducted against ordinary income.

  A pro rata distribution of securities by the trustee to a unitholder (or to its agent) upon redemption of units will not be a taxable event to the unitholder or to other unitholders. The redeeming or exchanging unitholder's basis for such securities will be equal to its basis for the same securities (previously represented by its units) prior to such redemption or exchange, and its holding period for such securities will include the period during which it held its units. However, a unitholder will have a taxable gain or loss, which generally will be a capital gain or loss (except in the case of a dealer), when the unitholder (or its agent) sells the securities so received in redemption, when a redeeming or exchanging unitholder receives cash in lieu of fractional shares, when the unitholder sells its units or when the trustee sells the securities from the trust.

  The foregoing discussion relates only to the tax treatment of U.S.
unitholders with regard to federal and certain aspects of New York State and City income taxes. Unitholders that are not U.S. citizens or residents ("Foreign Unitholders") should be aware that dividend distributions from the trust attributable to any dividends received by the trust from domestic and certain foreign corporations will be subject to a U.S. withholding tax of 30%, or a lower treaty rate, and under certain circumstances gain from the disposition of securities or units may also be subject to federal income tax.
In addition, unitholders may also be subject to taxation in New York or in other jurisdictions (including a Foreign Unitholder's country of residence) and should consult their own tax advisers in this regard.

                                      * * *

  After the end of each fiscal year for the trust, the trustee will furnish to each unitholder a statement containing information relating to the dividends received by the trust, the gross proceeds received by the trust from the disposition of any security (resulting from redemption or the sale by the trust of any security), and the fees and expenses paid by the trust. The trustee will also furnish an information return to each unitholder and to the Internal Revenue Service.

  RETIREMENT PLANS. Units of the trust may be suitable for purchase by Individual Retirement Accounts ("IRAs"), Keogh plans, pension funds and other qualified retirement plans. Generally, capital gains and income distributions received by each of the foregoing plans are exempt from federal taxation. All distributions from such plans (other than from certain IRAs known as "Roth IRAs") are generally treated as ordinary income but may be eligible for tax-deferred rollover treatment and, in very limited cases, special 10 year averaging. Unitholders of units in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions from the trust. Investors considering investment in the trust through any such plan should review specific tax laws related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

  Before investing in the trust, the trustee, investment manager or other responsible fiduciary of an employee benefit plan (e.g., a pension or profit sharing retirement plan) should consider among other things (a) whether the investment is consistent with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), including whether the investment is prudent taking into account the needs of the plan and all of the facts and circumstances of the investment in the trust; (b) whether the investment satisfies the diversification requirement of Section 404(a)(1)(C) of ERISA; and (c) whether the assets of the trust are deemed "plan assets" under ERISA and the Department of Labor regulations regarding the definition of "plan assets."

PERFORMANCE INFORMATION

  Information contained in this Information Supplement or in the prospectus, as it currently exists or as further updated, may also be included from time to time in other prospectuses or in advertising material. Information on the performance of a trust strategy or the actual performance of a trust may be included from time to time in other prospectuses or advertising material and may reflect sales charges and expenses of a trust. The performance of a trust may also be compared to the performance of money managers as reported in SEI Fund Evaluation Survey or of mutual funds as reported by Lipper Analytical Services Inc. (which calculates total return using actual dividends on ex-dates accumulated for the quarter and reinvested at quarter end), Money Magazine Fund Watch (which rates fund performance over a specified time period after sales charge and assuming all dividends reinvested) or Wiesenberger Investment Companies Service (which states fund performance annually on a total return basis) or of the New York Stock Exchange Composite Index, the American Stock Exchange Index (unmanaged indices of stocks traded on the New York and American Stock Exchanges, respectively), the Dow Jones Industrial Average (an index of 30 widely traded industrial common stocks) or the Standard & Poor's 500 Index (an unmanaged diversified index of 500 stocks) or similar measurement standards during the same period of time.

CONTENTS

                                                Investment Summary
------------------------------------------------------------------
A concise description         2   Investment Objective
of essential information      2   Investment Strategy
about the portfolio           3   Principal Risks
                              3   Market for Units
                              3   Who Should Invest
                              4   Essential Information
                              4   Fees and Expenses
                              5   The Trust Portfolio

                                     Understanding Your Investment
------------------------------------------------------------------
Detailed information to       6   How to Buy Units
help you understand           9   How to Sell Your Units
your investment              10   Distributions
                             11   Investment Risks
                             12   The Boyar Forgotten Forty
                             14   How the Trust Works
                             17   Taxes
                             18   Expenses
                             19   Experts
                             20   Report of Independent Auditors
                             21   Statement of Financial Condition

Information Supplement
------------------------------------------------------------------
For Table of Contents, see page 1 of the Information Supplement.

Where to Learn More
------------------------------------------------------------------
You can contact us for       VISIT US ON THE INTERNET
free information about         http://www.claymoresecurities.com
this and other invest-       BY E-MAIL
ments.                         invest@claymoresecurities.com
                             CALL CLAYMORE
                               (800) 345-7999
                               Pricing Line (888) 248-4954
                             CALL THE BANK OF NEW YORK
                               (800) 701-8178 (investors)
                               (800) 647-3383 (brokers)

  E-MAIL:  publicinfo@sec.gov
  WRITE:   Public Reference Section
           Washington, D.C. 20549-0102
  VISIT:   http://www.sec.gov (EDGAR Database)
  CALL:    1-202-942-8090 (only for information on
           the operation of the Public Reference Section)

REFER TO:
  CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 116
  Securities Act file number:  333-72828
  Investment Company Act file number:  811-3763

                      ---------------------------------

  When units of the trust are no longer available, we may use this prospectus as a preliminary prospectus for a future trust. In this case you should note that:

  The information in this prospectus is not complete with respect to future trusts and may be changed. No one may sell units of a future trust until a registration statement is filed with the Securities and Exchange Commission and is effective. This prospectus is not an offer to sell units and is not soliciting an offer to buy units in any state where the offer or sale is not permitted.

Claymore Securities

Defined Portfolios, Series 116





                                       40

                            THE BOYAR FORGOTTEN FORTY





                            2002 PORTFOLIO, SERIES 1

















                          PROSPECTUS DECEMBER 18, 2001